File Nos. 033-39702

811-06293

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 44

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 97

SEPARATE ACCOUNT VA-K OF

COMMONWEALTH ANNUITY AND LIFE

INSURANCE COMPANY

(Exact Name of Registrant)

COMMONWEALTH ANNUITY AND LIFE

INSURANCE COMPANY

(Name of Depositor)

20 Guest Street

Brighton, Massachusetts 02135

Telephone: (508) 460-2400

(Address of Depositor’s Principal Executive Office)

Sarah M. Patterson

Managing Director, General Counsel of Individual Markets and

Assistant Secretary

Commonwealth Annuity and Life Insurance Company

20 Guest Street

Brighton, Massachusetts 02135

Telephone: (860) 325-1538

(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on April 30, 2021 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☒  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-K

ExecAnnuity Plus '93 and ExecAnnuity Plus '91
Flexible Payment Deferred Variable and Fixed Annuity Contracts

This Prospectus provides important information about the ExecAnnuity Plus '93 variable annuity contract (Form A3021-93) and the ExecAnnuity Plus '91 variable annuity contract (Form A3018-91), (together the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity" or the "Company"). The information in this Prospectus applies to both ExecAnnuity Plus '93 and ExecAnnuity Plus '91 except as otherwise noted in this Prospectus. As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain preexisting contractual plans and programs.

The Separate Account, known as Separate Account VA-K, is subdivided into Sub-Accounts that you may select for investment. Each Sub-Account invests exclusively in shares of one underlying mutual fund (certain funds may not be available in all states).

The Company's General Account is also available as an investment option and offers a fixed interest rate guaranteed for one year from the time a payment is received.

This annuity is NOT a bank deposit or obligation; or federally insured; or endorsed by any bank or governmental agency. Please read this Prospectus carefully before investing and keep it for future reference. Variable annuities involve risks including possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that the information in this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

DATED April 30, 2021

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	4
OVERVIEW OF THE CONTRACT	7
FEE TABLES	9
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	13
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS	15
WHAT IS AN ANNUITY?	17
CHARGES AND DEDUCTIONS	18
SURRENDER CHARGE	18
PREMIUM TAXES	21
CONTRACT FEE	21
ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS (BASE CONTRACT EXPENSES)	22
CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER	23
THE VARIABLE ANNUITY CONTRACTS	23
DISRUPTIVE TRADING	23
PURCHASE PAYMENTS	24
TELEPHONE TRANSACTION PRIVILEGE	25
TRANSFER PRIVILEGE	25
AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS	26
SURRENDER	26
PARTIAL REDEMPTION	27
BENEFITS UNDER THE CONTRACT	29
STANDARD DEATH BENEFIT	31
THE SPOUSE OF THE OWNER AS BENEFICIARY	32
ASSIGNMENT	33
ANNUITIZING THE CONTRACT	33
ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE	33
DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS	34
NORRIS DECISION	35
COMPUTATION OF CONTRACT VALUES AND VARIABLE ANNUITY BENEFIT PAYMENTS	36
FEDERAL TAX CONSIDERATIONS	38
LOANS (QUALIFIED CONTRACTS ONLY)	50
STATEMENTS AND REPORTS	50
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	50
ADDITIONAL INFORMATION	52
VOTING RIGHTS	52
ADDITIONAL INFORMATION ABOUT BUSINESS CONTINUITY RISK	52
ADDITIONAL INFORMATION ABOUT CYBER SECURITY RISK	52
DISTRIBUTION	54
CHANGES TO COMPLY WITH LAW AND AMENDMENTS	55
LEGAL MATTERS	55
FINANCIAL STATEMENTS	55
GLOSSARY OF SPECIAL TERMS	56

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APPENDIX A—FUNDS AVAILABLE UNDER THE CONTRACT	A-1
APPENDIX B—MORE INFORMATION ABOUT THE GENERAL ACCOUNT	B-1
APPENDIX C—MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER	C-1

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	You may be assessed a surrender charge of up to 8% (as a percentage of purchase payments withdrawn) if you withdraw money from your Contract within 9 years following your last purchase payment, declining to 0% over that time period.
	For example, if you invest $100,000 in the Contract and make an early withdrawal, you could be assessed a surrender charge of up to $8,000.			Fee Tables Charges and Deductions— Surrender Charges
Transaction Charges

Other than surrender charges (if any), there may be charges for other Contract transactions. We reserve the right to charge up to $25 for each transfer between investment options after your 12th transfer during a Contract year. If you take a loan under the Contract, you will incur interest on outstanding loan amounts.

Fee Tables
Ongoing Fees and Expenses (annual charges)	The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Tables Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.49%	1.49%
	Investment Options(2) (Fund fees and expenses)	0.43%	1.71%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.15%(3)	0.25%(3)
(1) As a percentage of average daily Accumulated Value in the Separate Account.
(2) As a percentage of Fund net assets.
(3) As a percentage of Accumulated Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost: $1,659.40	Highest Annual Cost: $2,819.98
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and Portfolio Company fees and expenses
• No sales charges
• No additional purchase payments, transfers or withdrawals

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	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	• This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
• Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the withdrawal amount that you receive or the value of your investment.
• The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long investment time horizon.
Risks Associated with Investment Options	• An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Fund options).
• Each investment option (including the General Account, if available) has its own unique risks.
• You should review the investment options before making an investment decision.
Insurance Company Risks

An investment in the Contract is subject to the risks related to us, Commonwealth Annuity and Life Insurance Company. Any obligations (including under the General Account), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Commonwealth Annuity and Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-533-7881 or visiting www.commonwealthannuity.com.

	RESTRICTIONS	Location in Prospectus
Investments	• Certain investment options may not be available under your Contract.
• Transfers between the investment options are subject to additional restrictions designed to prevent disruptive trading.
• Transfers to and from the General Account may be subject to significant restrictions.
	• We reserve the right to remove or substitute Funds as investment options.	The Variable Annuity Contracts Addition, Deletion or Substitution of Investments Appendix B— More Information About the General Account
Optional Benefits	• There are additional restrictions and limitations relating to the Contract's optional benefit.
	• Withdrawals may affect the availability of the optional benefit by reducing the benefit by an amount greater than the value withdrawn.	Benefits Under The Contract Appendix C—Minimum Guaranteed Annuity Payout (M-GAP) Rider

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	TAXES	Location in Prospectus
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit under the Contract.
	• Earnings under your Contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 1/2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

Your investment professional may receive compensation for selling this Contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.

Distribution
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

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OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Contract is designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. The Contract also provides a death benefit that helps protect your beneficiaries.

This Contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Contract. It is not designed for people who intend to make early or frequent withdrawals due to their liquidity needs, or for people who intend to frequently trade in the Contract's investment options.

Phases of the Contract

The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity payout phase (for income).

Accumulation Phase. You invest in the Contract during its accumulation phase to help you accumulate assets. Your accumulated assets are used to value your Contract's benefits, including its Surrender Value, death benefit, and any elected optional benefit.

During the accumulation phase, you may allocate purchase payments and earnings (if any) among the Contract's available investment options, which may include:

•  The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies, and risks.

  Additional information about each Fund is provided in an appendix to this prospectus. See Appendix A—Funds Available Under the Contract.

•  The General Account, which guarantees principal and a fixed minimum interest rate.

Annuity Payout Phase. When your Contract enters the annuity payout phase, your accumulated assets are converted into a stream of annuity payments from us. This is also referred to as "annuitizing" your Contract. You generally decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. Your Contract will be automatically annuitized if you are still in the accumulation phase on the latest annuitization date.

There are a variety of annuity payout options from which you may choose, including payments for the lifetime of the Annuitant or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. The dollar amount of fixed payments will not vary. The dollar amount of variable payments will vary based on the investment performance of certain Funds. Surrender charges may apply upon annuitization depending on the annuity payout option you select.

During the annuity payout phase, you will no longer be able to take withdrawals of Accumulated Value from your Contract and no amounts will be payable upon death during the annuity payout phase unless the annuity payout option that you selected provides otherwise.

Contract Features

Flexibility. The Contract is designed to be flexible to meet your specific circumstances and needs. For example, within certain limits, you can choose the timing, amount, and frequency of your purchase payments; transfer amounts between investment options; change a beneficiary; take a loan under the Contract (Qualified Plans only); take partial withdrawals; or surrender the Contract.

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Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are subject to tax only upon certain actions with respect to your Contract, such as: (1) surrendering your Contract; (2) making a partial withdrawal; (3) receiving a payment from us; or (4) payment of a death benefit.

Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1/2.

Death Benefits. The Contract includes a standard death benefit for no additional charge that will pay an amount at least equal to the Accumulated Value upon death of the Annuitant or an Owner during the accumulation phase.

Minimum Guaranteed Annuity Payout (M-GAP) Rider. We offered an optional benefit under the Contract that provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase after a waiting period. This optional benefit is no longer for sale. If you own the benefit, you pay an additional charge.

Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services. Not all features and services may be available under your Contract.

•  Automatic Transfers (Dollar Cost Averaging) Option. Allows you to make automatic transfers on a periodic basis from an eligible Fund option or the General Account (subject to additional restrictions) to one or more available Fund options.

•  Automatic Account Rebalancing Option. Allows you to automatically rebalance your Fund option selections at a specified frequency to the asset allocation percentages that you previously selected.

•  Life Expectancy Distributions. Allows you to make a series of systematic withdrawals from the Contract without surrender charges based on your life expectancy.

•  Loans. Loans against Accumulated Value may be available under certain tax qualified Contracts. Loans must be repaid within five years and interest accrues on outstanding loan amounts.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from this variable annuity. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy, surrender or make withdrawals from this variable annuity, or transfer amounts between investment options. State premum taxes may also be deducted.

Transaction Expenses

Maximum Charge
Surrender Charge(1): (as a percentage of purchase payments withdrawn)	8.0%
Transfer Charge(2):	$25
Net Loan Interest Rate(3)	2%

(1)  During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any period certain option. The charge is a percentage of purchase payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. Each purchase payment has its own surrender charge schedule, as reflected in the table below.

Complete Years From Date of Purchase Payment	Charge
0-2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
Thereafter	0%

For purposes of calculating the surrender charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from purchase payments in the chronological order in which they were received. In addition, in each calendar year, we will waive the surrender charge on amounts up to the Free Withdrawal Amount. See "CHARGES AND DEDUCTIONS—SURRENDER CHARGE."

(2)  The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

(3)  Loans accrue interest at a maximum annual interest rate of 9%. However, the Company credits interest on Accumulated Value held by the Company as security for the loan at an annual interest rate of at least 7%. Therefore, interest accrues on an outstanding loan at a net annual interest rate of no more than 2%.

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The next table describes the fees and expenses that you will pay each year during the time that you own this variable annuity, not including annual Fund fees and expenses. If you purchased an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses(1):	$30
Base Contract Expenses(2):	1.45%
(as a percentage of average daily Accumulated Value in the Separate Account)
Optional Benefit Expenses:
(as a percentage of the Accumulated Value)
Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with 10-year waiting period(3)	0.25%
Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with 15-year waiting period(3)	0.15%

(1)  During the accumulation phase, a Contract fee equal to the lesser of $30 or 3% is deducted annually and upon surrender when Accumulated Value is $50,000 or less.

(2)  Base Contract Expenses include a maximum Mortality and Expense Risk Charge of 1.25% and Administrative Expense Charge of 0.20%.

(3)  If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02.

The next table shows the minimum and maximum annual Fund operating expenses charged by the Funds that you may pay periodically during the time that you own this variable annuity. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A to this document.

Annual Fund Expenses

	Minimum	Maximum
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)	0.45%	1.71%

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EXAMPLES

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract fees, and annual Fund expenses. Due to differences in amounts that may be withdrawn or annuitized without surrender charges under ExecAnnuity Plus '93 and ExecAnnuity Plus '91, separate examples are provided for each Contract.

ExecAnnuity Plus '93

Maximum Expense Example

The following example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the most expensive combination of annual Fund expenses and optional benefits for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)  If, at the end of the applicable time period, you surrender your Contract or annuitize under any period certain option (i.e., annuity Option V with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$10,782	$17,171	$22,760	$37,238

(2)  If you do not surrender your Contract or if you annuitize at the end of the applicable time period under a life contingency option (i.e., annuity Option I-IV with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$3,467	$10,566	$17,891	$37,238

Minimum Expense Example

The following example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the least expensive annual Fund expenses. It also assumes that you have not chosen any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)  If, at the end of the applicable time period, you surrender your Contract or annuitize under any period certain option (i.e., annuity Option V with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$9,383	$12,964	$15,414	$22,521

(2)  If you do not surrender your Contract or if you annuitize at the end of the applicable time period under a life contingency option (i.e., annuity Option I-IV with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$1,959	$6,060	$10,414	$22,521

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ExecAnnuity Plus '91

Maximum Expense Example

The following example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the most expensive combination of annual Fund expenses and optional benefits for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)  If, at the end of the applicable time period, you surrender your Contract or annuitize under any period certain option (i.e., annuity Option V with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$10,667	$16,844	$22,358	$37,238

(2)  If you do not surrender your Contract or if you annuitize at the end of the applicable time period under a life contingency option (i.e., annuity Option I-IV with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$3,467	$10,566	$17,891	$37,238

Minimum Expense Example

The following example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the least expensive annual Fund expenses. It also assumes that you have not chosen any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)  If, at the end of the applicable time period, you surrender your Contract or annuitize under any period certain option (i.e., annuity Option V with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$9,159	$12,316	$14,849	$22,521

(2)  If you do not surrender your Contract or if you annuitize at the end of the applicable time period under a life contingency option (i.e., annuity Option I-IV with either variable or fixed annuity payments):

1 Year	3 Years	5 Years	10 Years
$1,959	$6,060	$10,414	$22,521

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss. You can lose money by investing in this Contract, including your principal investment. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.

Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long investment time horizon.

Fund Option (Sub-Account) Risk. Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. Generally, if the Sub-Accounts you select make money, your Contract value goes up, and if they lose money, your Contract value goes down. Each Sub-Account's performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund's investment risks when you invest in the corresponding Sub-Account. You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Sub-Accounts you have chosen. Even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. We do not promise that the Funds will meet their investment objectives. You should periodically review your allocations in light of market conditions and overall financial goals.

Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract, including a surrender and partial withdrawals. A withdrawal may be subject to substantial surrender charges. If you make a withdrawal prior to age 59 1/2, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the withdrawal. You should consider that a full surrender terminates the Contract. You should also consider the impact that a partial withdrawal may have on the standard and optional benefits under your Contract. Partial withdrawals will reduce the value of your death benefit. In addition, partial withdrawals may reduce the value of an optional benefit that you have elected or the death benefit by an amount greater than the amount withdrawn. If you have amounts invested in the General Account and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the General Account for up to six months from the date of the withdrawal request. You cannot make withdrawals from the Contract after it has been annuitized unless your annuity payout option provides otherwise (in the form of commuted value).

General Account Interest Rate Risk. We guarantee that we will credit interest to amounts you allocate to the General Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.

Transfer Risk. You are allowed to make 12 transfers in a Contract year free of any transfer charge, but we reserve the right to charge up to $25 dollars for each additional transfer during that Contract year. In addition, the Contract's restrictions on the amounts that may be transferred to and from the General Account may restrict your ability to perform transfers involving the General Account. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract value is invested in response to changing market conditions or changes in your personal circumstances.

Selection Risk. The standard and optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefits that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any

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financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.

Loan Risk. If you take a loan against your Contract value, which is permitted under only certain tax qualified Contracts, you will incur interest on outstanding loan amounts. Amounts borrowed under a Contract do not participate in the investment experience of the Contract's investment options, and can therefore affect the Contract value and death benefit whether or not the loan is repaid. Outstanding loans reduce the value of your Contract and the value of the death benefit, as well as the value of the optional guaranteed annuity payout rider if elected. There may be negative tax consequences associated with loans, particularly loans that are not repaid.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our General Account, and amounts under the Contract held in our General Account, are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. For more detailed information, please refer to "ADDITIONAL INFORMATION ABOUT BUSINESS CONTINUITY RISKS" and "ADDITIONAL INFORMATION ABOUT CYBER SECURITY RISK" in the ADDITIONAL INFORMATION section of this prospectus.

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DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
AND THE FUNDS

The Company. Unless otherwise specified, any reference to the "Company" refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly owned indirect subsidiary of Global Atlantic Financial Group Limited. On February 1, 2021, KKR & Co. Inc. acquired Global Atlantic Financial Group Limited as a subsidiary of The Global Atlantic Financial Group LLC, the post-closing holding company of the Global Atlantic business, and the Company became an indirect majority owned subsidiary of KKR & Co. Inc.

The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se2, LLC ("se2"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2 may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 37 W Wacker Drive, 37th Floor, Chicago, IL 60601; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.

In addition to se2, the Company also directly retains Toppan Merrill, LLC f/k/a Merrill Corporation (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.

The Separate Account. The Company maintains a separate account called Separate Account VA-K. Separate Account VA-K was authorized by vote of the Board of Directors of the Company on November 1, 1990. It is registered with the SEC as a unit investment trust under the 1940 Act. This

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registration does not involve the supervision or management of investment practices or policies of the Separate Account or the Company by the SEC.

Each Sub-Account invests in a corresponding investment portfolio. The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Separate Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Contract are obligations of the Company. Under Massachusetts law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Policies, units of the Sub-Accounts are offered on a continuous basis.

The Company is obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities.

The Company offers other variable annuity policies investing in the Separate Account which are not discussed in this Prospectus. The Separate Account also invests in other underlying funds which are not available to the Contract described in this Prospectus.

The Funds. Each Sub-Account invests in a corresponding Fund of an open-end management investment company. The Funds available through this Contract are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Certain Funds may not be available for investment under your Contract.

The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A—Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-533-7881, or visiting cwannuity.se2.com/#204.

Certain Payments We Receive With Regard to the Funds. We and our distributor, Global Atlantic Distributors LLC, (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us

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significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.00% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

WHAT IS AN ANNUITY?

In general, an annuity is a contract designed to provide retirement income in the form of periodic annuity payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments" and the individual receiving the payments is called the "Annuitant." Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity contract, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the contract, regardless of actual costs of operations.

The Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Owner. In the case of a "fixed" payout annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments.

For more information about fixed payout annuities see APPENDIX B—MORE INFORMATION ABOUT THE GENERAL ACCOUNT. With a variable annuity payout, the value of the Contract and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Contract and in the annuity benefit payments. If the portfolio increases in value, the value of the Contract increases. If the portfolio decreases in value, the value of the Contract decreases.

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CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below.

SURRENDER CHARGE

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Contract in the case of surrender and/or partial redemption of the Contract or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Contract's Accumulated Value is divided into three categories:

(1)  New Payments—purchase payments received by the Company during the nine years preceding the date of the surrender;

(2)  Old Payments—purchase payments invested in the Contract for more than nine years; and

(3)  the amount available under the Free Withdrawal Provision.

See "Free Withdrawal Amounts" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from Free Withdrawal Amounts and then Old Payments, and finally from New Payments. Free Withdrawal Amounts and Old Payments may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

Where permitted by law, no surrender charge is imposed, and no commissions are paid, on Policies issued after December 31, 1992, where the Owner and Annuitant as of the date of application were both within the following class of individuals:

All employees and directors of First Allmerica; all retired employees; all spouses and immediate family members of such employees, directors and retirees, who resided in the same household; and beneficiaries who receive a death benefit under a deceased employee's or retiree's progress sharing plan.

For purposes of the above class of individuals, "First Allmerica" includes its affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date, as defined in the First Allmerica's Companies Pension Plan or any successor plan; and "progress sharing plan" means the First Allmerica Financial Life Insurance Company Incentive and Profit Sharing Plan or any successor plan.

Any elimination of or reduction in the amount of duration of the surrender charge will not discriminate unfairly among purchasers. The Company will not make any changes to the charge where prohibited by law.

Charge for Surrender and Partial Redemption. If a Contract is surrendered, or if New Payments are redeemed, while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. Upon surrender, charges are deducted from the withdrawal proceeds. Upon partial withdrawal, the owner may choose to have the charges taken from either the proceeds or the remaining Account Value. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are then deducted first from Old Payments. Thereafter, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting.

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The Surrender Charge is as follows:

Years from Date of Payment to Date of Withdrawal	Charge as Percentage of New Payments Withdrawn
0-2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
more than 9	0%

The amount redeemed equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total surrender charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, partial redemptions, and annuitization.

Free Withdrawal Amounts. In each calendar year, the Company will waive the surrender charge, if any, on amounts up to the "Free Withdrawal Amount."

ExecAnnuity Plus '93—Under ExecAnnuity Plus '93, the Free Withdrawal Amount for a calendar year is equal to the greatest of (1), (2) or (3):

Where (1) is:

100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed);

Where (2) is:

10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no surrender charge was applied;

Where (3) is:

The amount calculated under the Company's life expectancy distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Free Withdrawal Amount has been redeemed.

ExecAnnuity Plus '91—Under ExecAnnuity Plus '91, the Free Withdrawal Amount is equal to the greater of (1) 10% of the Accumulated Value as of December 31 of the previous calendar year, or (2) the life

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expectancy distribution, if applicable. The Free Withdrawal Amount is deducted first from Old Payments, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in first-out ("FIFO") method of accounting (LIFO or last-in-first-out method in New Jersey).

Life Expectancy Distributions. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Sections 72(q) and 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and be subject to a 10% federal tax penalty. Owners seeking distributions over their life to satisfy the substantially equal periodic payment exception or the required minimum distribution rules under this definition should consult their tax adviser. For more information, see FEDERAL TAX CONSIDERATIONS. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the amount of the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

Surrenders. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value less any applicable tax withholding. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a surrender charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable surrender charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Contract in the case of partial redemption, and important tax considerations, see "SURRENDER" and "PARTIAL REDEMPTION" under THE VARIABLE ANNUITY POLICIES, and see FEDERAL TAX CONSIDERATIONS.

Charge at the Time Annuity Benefit Payments Begin. If the Owner chooses a period certain option (Option V or the comparable fixed annuity option), a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time during the surrender charge

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period. Such charge is the same as that which would apply had the contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any contract year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options).

Sales Expense. The Company paid sales commissions, not to exceed 6% of initial purchase payments, to entities which sold the Policies. Certain representatives may receive commissions of up to 6% of subsequent purchase payments. The Company intends to recoup the commissions and other sales expenses through a combination of anticipated surrender charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company which may include amounts derived from mortality and expense risk charges. There is no additional charge to Owners or to the Separate Account. Any surrender charges assessed on a Contract will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1)  if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Contract the premium tax charge may be deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2)  the premium tax charge is deducted in total when annuity benefit payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

CONTRACT FEE

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is $50,000 or less. The Contract fee is not deducted after annuitization. The Contract fee is waived for Policies issued to and maintained by a trustee of a 401(k) plan.

Where amounts have been allocated to more than one investment option (General Account and/or one or more of the Sub-Accounts), a percentage of the total Contract fee will be deducted from the value in each investment option. The portion of the charge deducted from each will be equal to the percentage which the value in that investment option bears to the total Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

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ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS (BASE CONTRACT EXPENSES)

Mortality and Expense Risk Charge. The Company assesses a daily charge against the assets of each Sub-Account to compensate for certain mortality and expense risks which it has assumed. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

Administrative Expense Charge. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given contract and the amount of expenses actually attributable to that contract.

Deductions for the Contract and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGES

The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Contract Year will be free of a transfer charge. For each subsequent transfer, it reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the costs of processing transfers. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

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FUND CHARGES

Charges are deducted from, and expenses are paid out of, the assets of the Funds as described in the prospectuses for the Funds.

CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and if applicable, at the termination. The following charges apply:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period	0.25 (as a percentage of Accumulated Value)%
Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period	0.15 (as a percentage of Accumulated Value)%

For a description of this Rider, see "APPENDIX C—MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

THE VARIABLE ANNUITY CONTRACTS

As of the date of this Prospectus, the Company has ceased issuing new Policies except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Contract and of the Company's administrative procedures for the benefit of the Company's current Owners. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect an Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other contract owners.

In order to protect our contract owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

•  the number of transfers made over a period of time;

•  the length of time between transfers;

•  whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

•  the dollar amount(s) requested for transfers; and

•  whether the transfers are part of a group of transfers made by a third party on behalf of several individual contract owners; and

•  the investment objectives and/or size of the Funds.

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We may increase our monitoring of contract owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple policies owned by the same contract owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a contract owner may make during a given period, limit the number of times a contract owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other contract owners or other holders of the Funds.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a contract owner has requested. In the future, some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. contract owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every contract owner who engages in disruptive trading. In addition, the terms of some policies previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable policies issued by other insurance companies or among investment options available to retirement plan participants.

We are required to: (1) enter into a written agreement with each Fund or its principal underwriter that will obligate us to provide to the Fund promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the Fund.

PURCHASE PAYMENTS

Purchase payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial payment is credited to the Contract as of the date that the properly completed application that accompanies the payment is received by the

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Company at its Service Office. If an application is not completed within five business days of the Company's receipt of the initial payment, or does not specify how payments are to be allocated among the investment options, the initial purchase payment will be returned within five business days. After a contract is issued, Accumulation Units will be credited to the Contract at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's Service Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Contract prior to the Annuity Date. Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Contract. If the payments are divided among two or more investment option, a net amount of at least $10 of each payment must be allocated to each option. Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Goldman Sachs Government Money Market Fund.

TELEPHONE TRANSACTION PRIVILEGE

The Owner, or anyone authorized by the Owner, may change allocation instructions for new payments pursuant to a written or telephone request. The contract of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

The Company cannot guarantee that it can always be reached to complete a telephone transaction. Under these circumstances, the Owner should submit the request in writing or other form acceptable to the Company.

TRANSFER PRIVILEGE

Subject to the Company's then current rules including the Disruptive Trading restrictions described above under THE VARIABLE ANNUITY POLICIES, prior to the Annuity Date, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Account to the General Account, where available. Currently, transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs Government Money Market Fund, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer order. Transfers to and from the General Account may be subject to the restrictions set forth under APPENDIX B—MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company

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reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS

Automatic Transfers (Dollar Cost Averaging) Option. The Owner may elect automatic transfers of a pre-determined dollar amount (sometimes called "Dollar Cost Averaging"), of not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Goldman Sachs Government Money Market Fund or the Goldman Sachs Government Income Fund ("source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or to a Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made provided that:

(1)  the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer;

(2)  the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer; and

(3)  each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

Automatic Account Rebalancing Option. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

Limitations. The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value. A surrender will result in the termination of the Contract and all of its benefits. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

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The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Company to the Service Office. The Surrender Value will be calculated based on the Accumulated Value of the Contract as of the Valuation Date on which the request and the Contract are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Policies annuitized under a commutable period certain option (as specified in Annuity Option V) may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The Company reserves the right to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under qualified plans, including Section 403(b) plans, or who are participants in the Texas Optional Retirement Program ("Texas ORP") may be restricted. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

PARTIAL REDEMPTION

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. A partial withdrawal will not terminate the Contract, but will reduce the value of your Contract and the value of its benefits, including the death benefit. The request for withdrawal must be made on Company forms.

You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site: cwannuity.se2.com.

The Owner must file a signed, written request for redemption on a Company withdrawal form at the Service Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS.

Where allocations have been made to more than one investment option, a percentage of the partial redemption may be allocated to each. If you do not specify the investment options from which the withdrawal should be taken, the withdrawal will be taken proportionately from your investment options based on how your Accumulated Value is allocated among them. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Service Office. Each partial redemption must be a minimum of $100.

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Partial redemptions will be paid in accordance with the time limitations described above under "SURRENDER."

The partial redemption rights of Owners who are participants under qualified plans, including Section 403(b) plans, or who are participants in the Texas Optional Retirement Program ("Texas ORP") may be restricted. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that partial redemptions, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

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BENEFITS UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Life Expectancy Distributions	Allows you to make a series of systematic withdrawals from the Contract without surrender charges based on your life expectancy.	No Charge	• Withdrawals may occur monthly, bi-monthly, quarterly, semi-annually, or annually
• Amount withdrawn will be calculated based on life expectancy
• Withdrawals will be subject to any applicable income taxes, including a 10% federal tax penalty if taken before age 59 1/2
Automatic Transfers (Dollar Cost Averaging) Option	Provides for periodic transfers from the General Account or an eligible Fund option to one or more available Fund options.	No Charge	• Transfers may occur monthly, bi-monthly, quarterly, semi-annually or annually
• Automatic transfers may not be made into the General Account
• Minimum transfer amount is $100
• Automatic transfers from the General Account are subject to significant restrictions on amounts that may be transferred monthly, bi-monthly, and quarterly
• Company has the right to limit the number of Funds that may be used for automatic transfers
• May not be in effect simultaneously with automatic rebalancing
Automatic Account Rebalancing Option	Provides for automatic rebalancing of your Fund option selections based on your allocation instructions.	No Charge	• Rebalancing may occur monthly, quarterly, semi-annually or annually
• May have only one set of standing asset allocation instructions
• Rebalancing will not occur if total amount to be transferred is less than $100
• Company has the right to limit the number of Funds that may be used for account rebalancing
• May not be in effect simultaneously with Dollar Cost Averaging
Standard Death Benefit	Provides a death benefit at least equal to the Accumulated Value upon death of the Annuitant or an Owner during the accumulation phase.	No Charge	• Withdrawals may significantly reduce the benefit, including by an amount greater than the value withdrawn
• Death benefit is equal to Accumulated Value upon the death of an Owner who is not the Annuitant
• Only payable during the accumulation phase

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Loans	Allows you to take a loan under the Contract against your Contract value	2% net interest rate (as an annualized percentage of outstanding loan amounts)	• Only permitted under certain tax qualified Contracts
• Subject to maximum and minimum loan amounts
• Outstanding loan amounts accrue interest at a maximum annual interest rate of 9%
• An amount of Accumulated Value equal to the loan amount is transferred to an interest-bearing fixed account that is part of our General Account and credits interest at an annual rate of at least 7%.
• Must be repaid within five years through substantially equal quarterly payments
• Outstanding loans reduce the death benefit and Surrender Value, as well as the value of any optional benefit that you have elected
Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Minimum Guaranteed Annuity Payout (M-GAP) Rider	Provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period.	0.25% (Rider with 10 year waiting period) 0.15% (Rider with 15 year waiting period) (as a percentage of the Accumulated Value)	• Benefit is no longer available.
• Withdrawals may significantly reduce the benefit, including by an amount greater than the value withdrawn
• In order to exercise rider, a fixed annuitization option involving a life contingency must be selected
• May only be exercised within thirty days after any Contract anniversary following the expiration of the waiting period
• The rider may not be terminated prior to the seventh Contract anniversary after the effective date of the rider
• Repurchase feature can no longer be exercised

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STANDARD DEATH BENEFIT

A standard death benefit is included with this Contract. If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Contract is in force, a death benefit will be paid to the beneficiary, except where the Contract continues as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." Under ExecAnnuity Plus '93, upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(1)  the Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork at the Service Office;

(2)  the total amount of gross payments made under the Contract reduced proportionately to reflect the amount of all prior partial withdrawals; or

(3)  the death benefit that would have been payable on the most recent fifth year Contract anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date.

For example, at the time we are required to pay the death benefit, assume the value of (1) above equals $100,000; the value of (2) above equals $120,000; and the value of (3) above equals $95,000, the amount that we would owe to the beneficiary is equal to $120,000.

A partial withdrawal will reduce the gross payments available as a death benefit under (2) above in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.

A partial withdrawal after the most recent fifth year Contract anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Contract anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Contract anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Contract anniversary will increase the death benefit available under (3) by the amount of the payment.

Under ExecAnnuity Plus '91, upon the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is the calculated the same as under ExecAnnuity Plus '93, except the stepped-up death benefit applies to the most recent fifth year Contract anniversary and gross payments are simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the total gross payments. The stepped-up death benefit under ExecAnnuity Plus 93 applies to the most recent fifth year Contract anniversary; however the guaranteed death benefit is reduced proportionately to reflect partial withdrawals (in the same proportion that the Accumulated Value was reduced by the withdrawals).

Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value on the Valuation Date that the Company receives due proof of death received at the Service Office.

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Distribution of the death benefit must satisfy the applicable after-death distribution rules under the Internal Revenue Code. These rules differ depending on whether the Contract is a qualified Contract or a non-qualified Contract. The after-death distribution rules that apply to qualified Contracts have recently changed and are described in more detail in "Federal Tax Considerations, Qualified Plans, Temporary Rules under the CARES Act and Required Minimum Distributions Upon Your Death." The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

(1)  The payment of the one sum may be delayed for a period not to exceed five years from the date of death (10 years in the case of certain beneficiaries of a qualified Contract).

(2)  Certain eligible Beneficiaries may receive the death benefit in installments. Payments must begin within one year from the date of death and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly in a manner that is consistent with the applicable tax rules. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Contract shall be based on the unit values next computed after due proof of death has been received at the Service Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary under an IRA) has not elected an annuity option within one year from the date notice of death is received by the Company, or the beneficiary is not eligible to take an annuity option, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum. The Company generally must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. In the case of a qualified Contract, once annuity payments start under an Annuity Payout Option, it may be necessary to modify those payments following the death in order to comply with the required minimum distribution rules. For a discussion of the post-death distribution requirements for qualified Contracts, see Federal Tax Considerations, Qualified Plans, Required Minimum Distributions Upon Your Death.

THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as sole beneficiary ("spousal beneficiary"), may by written request continue the Contract in force rather than receive the death benefit. The spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

Federal Defense of Marriage Act.  The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue

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Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax adviser for more information on this subject.

ASSIGNMENT

The Contract provides that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. An assignment may have tax consequences and Contracts sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see FEDERAL TAX CONSIDERATIONS.

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

ANNUITIZING THE CONTRACT

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the investment options selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX B—MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Contract is 75 or under, or (2) within ten years from the date of issue of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may

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elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. Certain Annuity Payout Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to limitations under the required minimum distribution rules of Code Section 401(a)(9). In addition, once annuity payments start under an Annuity Payout Option, it may be necessary to modify those payments following the Annuitant's death in order to comply with the required minimum distribution rules if your Contract is a qualified Contract. For a discussion of the after-death distribution requirements for qualified Policies, see "Federal Tax Considerations, Qualified Plans, Required Minimum Distributions Upon Your Death." The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company currently provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs Equity Index Fund, the Goldman Sachs U.S. Equity Insights Fund, and the Goldman Sachs Government Money Market Fund. See "COMPUTATION OF CONTRACT VALUES AND ANNUITY BENEFIT PAYMENTS" for information about how variable annuity payments are calculated based on the performance of these Funds.

The Company also provides fixed annuity payout options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity payout options or the fixed-payout options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

Option I—Variable Life Annuity with 120 Monthly Payments Guaranteed. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid. If the contract is qualified and the beneficiary is not an eligible designated beneficiary under the Code, the remaining Annuity Payments must be taken within ten-years from the date of death of the Annuitant, or the beneficiary can receive the Commuted Value in one sum.

Option II—Variable Life Annuity. A variable annuity payable only during the lifetime of the Annuitant. It would be possible under this option for the payee to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

Option III—Unit Refund Variable Life Annuity. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2)*, then monthly variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1). If the contract is qualified and the beneficiary is not an eligible designated beneficiary under the

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Code, the remaining Annuity Payments must be taken within ten-years from the date of death of the Annuitant, or the beneficiary can receive the Commuted Value in one sum.

* Where:  (1)  is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

    (2)  is the number of monthly payments paid prior to the death of the Annuitant.

Option IV-A—Joint and Survivor Variable Life Annuity. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option. For Qualified Contracts, the Joint and Survivor Variable Life Annuity Option is only available when the joint annuitant is a spouse, or not more than 10 years younger than the Annuitant. See Option IV-B, below.

Option IV-B—Joint and Two-thirds Survivor Variable Life Annuity. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option. For Qualified Contracts, the Joint and Two-thirds Survivor Variable Life Annuity Option is only available when the joint annuitant is a spouse, or not more than 10 years younger than the Annuitant. See Option IV-A, above.

Option V—Period Certain Variable Annuity (Payments Guaranteed for a Specific Number of Years). A monthly variable annuity payable for a stipulated number of years ranging from one to 30 years. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain option is automatically commutable.

For Qualified Contracts, if the Annuitant dies before the end of the period, an eligible designated beneficiary under the Code may elect to continue the remaining payments. If the beneficiary is not an eligible designated beneficiary under the Code, the remaining Annuity Payments must be taken within ten-years from the date of death of the Annuitant,

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice.

NORRIS DECISION

In the case of Arizona Governing Committee v. Norris, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a contract issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Contract, regardless of whether the Annuitant is male or female.

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Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on (1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.

COMPUTATION OF CONTRACT VALUES AND VARIABLE ANNUITY BENEFIT PAYMENTS

The Accumulation Unit. Each net purchase payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net purchase payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX B—MORE INFORMATION ABOUT THE GENERAL ACCOUNT. The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

Net Investment Factor. The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is determined by the following formula:

(1)  divided by (2) minus 3, where:

(1)  is:

•  the net asset value per share of the Fund held in the Subaccount as of the end of the current Valuation Period; plus

•  the per share amount of any dividend or capital gain distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

•  a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

(2)  is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

(3)  is the factor representing asset-based charges (the mortality and expense risk charge, and the administration charge)

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Determination of the First Variable Annuity Benefit Payment. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" above) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value").

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The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

•  For life annuity options the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

•  For all period certain options the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

•  For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

The Annuity Unit. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period. The assumed interest rate is incorporated in the variable annuity options offered in the Contract.

Determination of the Number of Annuity Units. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

Dollar Amount of Subsequent Variable Annuity Benefit Payments. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an annuity unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

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FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus.

These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or of any transaction involving a Contract.

Temporary Rules under CARES Act. On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans. This relief generally only applies during 2020. These changes are discussed below under "Qualified Plans, Temporary Rules under the CARES Act." The CARES Act does not change the tax rules applicable to non-qualified Policies.

B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. Tax Deferral During Accumulation Period

Under the Code, except as described below, increases in the Accumulated Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

•  the Contract must be owned by an individual;

•  Separate Account investments must be "adequately diversified";

•  we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

•  annuity payments must appropriately amortize Purchase Payments and Contract earnings; and

•  distributions are generally required upon death.

Non-natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

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Additional exceptions to this rule include:

•  certain Contracts acquired by a decedent's estate due to the death of the decedent;

•  certain Qualified Contracts;

•  certain Contracts used with structured settlement agreements; and

•  certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the Accumulated Value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

Ownership Treatment. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Definition of Spouse under Federal Law. The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes.

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Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Transfers, Assignments, or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax adviser as to the tax consequences.

Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Accumulated Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Accumulated Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.

3. Taxation of Annuity Payments

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. Taxation of Death Benefit

Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, a death benefit is includible in income and:

•  if distributed in a lump sum is taxed like a full withdrawal, or

•  if distributed under an Annuity Option is taxed like annuity payments.

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•  After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows:

•  if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the contract, or

•  if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax On Premature Distributions

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

•  received on or after you reach age 59 1/2;

•  received due to your disability (as defined in the federal tax law);

•  made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

•  made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

•  made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually;

•  made with annuities used with certain structured settlement agreements.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

Other exceptions may apply.

6. Aggregation of Contracts

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Exchange of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract

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Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

8. Partial Annuitization

If part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. Persons intending to use the contract in connection with qualified plans should consult a tax adviser.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

1. Temporary Rules under the CARES Act

On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.

Required Minimum Distributions. The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020. The waiver applies to any minimum distribution due

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from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.

This relief applies both to lifetime and post-death minimum distributions due in 2020. In that regard, the CARES Act also provides that if the post-death 5-year rule described below under "Required Distributions upon Your Death, Prior law" applies, the 5-year period is determined without regard to calendar year 2020. It is unclear whether this special exception extends to the 10-year period also described below under "Required Distributions upon Your Death, The new law."

Distributions. The CARES Act provides relief for coronavirus-related distributions made from an "eligible retirement plan" (defined below) to a "qualified individual" (also defined below). The relief—

•  Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457 of the Code;

•  Provides an exception to the 10% Additional Tax under section 72(t) of the Code;

•  Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;

•  Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•  Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an "eligible retirement plan" within the meaning of section 402(c)(8)(B) of the Code, i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements. The relief is limited to aggregate distributions of $100,000. The relief applies to such distributions made at any time during the 2020 calendar year.

Plan Loans. The CARES Act provides the following relief with respect to plan loans taken by any "qualified individual" (as defined below)—

•  For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•  The due date under the Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, is delayed for one year.

Individuals Eligible for Withdrawal and Loan Relief. Only a "qualified individual" is eligible for the withdrawal and loan relief provided under the CARES Act. A "qualified individual" is an individual in one of the following categories:

•  The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•  The individual's spouse or dependent is diagnosed with such virus or disease; or

•  The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

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The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee's certification that the employee is a qualified individual as defined above.

2. Required Minimum Distributions In General

Qualified Contracts are subject to special tax rules specifying the time at which distributions must begin and the amount that must be distributed each year. Distributions of minimum amounts must generally begin by the "required beginning date." In the case of Individual Retirement Annuities, this generally means April 1 of the calendar year following the calendar year in which the Owner attains age 72 (or age 70 1/2 for Owners born before July 1, 1949). The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 72 (age 70 1/2 if the Owner was born before July 1, 1949) or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The standard death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

3. Required Minimum Distributions Upon Your Death

Upon your death under an IRA, Roth IRA, 403(b), or other employer sponsored defined contribution plan, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Code. The death benefit provisions of your qualified Contract shall be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (SECURE Act), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior law. Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the "5-year rule"), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the "lifetime payout rule"). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the "at-least-as-rapidly rule").

The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB") or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB's death.

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after

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the EDB's death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority (age 18), and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust as individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several expectations. However, if you are an employee under a governmental plan, such as a governmental 457(b) plan, the new law applies to your interest in that plan only if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan only if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary's death. Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the new post-death distribution requirements.

As a general matter, however, the new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to annuity contracts purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

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4. Additional Tax on Early Distributions

A 10% additional tax may apply to the taxable amount of payments from Qualified Contracts. There are exceptions to this additional tax which vary depending on the type of qualified Contract. For Individual Retirement Annuities, the additional tax does not apply, for example, to a payment:

•  received after you reach age 59 1/2;

•  received after your death or because of your disability; or

•  made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the additional tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses, in the case of a qualified birth or adoption, or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

5. Other Considerations

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

6. Qualified Plan Types

Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Simplified Employee Pensions (SEP IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

•  Roth IRA contributions are never deductible;

•  "qualified distributions" from a Roth IRA are excludable from income;

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•  mandatory distribution rules do not apply before death;

•  a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;

•  special eligibility requirements apply; and

•  contributions to a Roth IRA can be made during the Owner's lifetime.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax generally does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

Pension and Profit-Sharing Plans. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options or to make a partial or full withdrawal of the Contract. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•  earnings on those contributions; and

•  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), upon the birth or adoption of a child, or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Accumulated Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

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We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

7. Direct Rollovers

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

•  minimum distributions required under Section 401(a)(9) of the Code;

•  certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments;" and

•  hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. The withholding rate for the taxable portion of non-periodic payments is 10%. The withholding rate for eligible rollover distributions is 20%.

F. OTHER TAX ISSUES

1. Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

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Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

2. Medicare Tax.

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

3. Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

4. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

In addition, we may request certain documentation to establish your status for tax purposes in order to comply with the Foreign Account Tax Compliance Act ("FATCA"). If we do not have the appropriate documentation on file it could affect the rate at which we are required to withhold tax. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

5. Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

6. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

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LOANS (QUALIFIED CONTRACTS ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are made from the Contract's value on a pro-rata basis from all investment options. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. Loans from qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. Failure to follow these rules will result in the loan being treated as a withdrawal includible in income and possibly subject to a 10% additional tax. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions.

Amounts borrowed under a Contract do not participate in the investment experience of the Fund options or the General Account, and can therefore affect your Accumulated Value and death benefit whether or not the loan is repaid.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your TSA or qualified plan.

STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Funds. At least annually, the Company will furnish a statement to the Owner containing information about his or her contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to close Sub-Accounts to new investments or transfers, and to make substitutions for the shares of the funds that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if, in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or

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other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Funds are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresees any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

The Company reserves the right, subject to compliance with applicable law, to:

(1)  transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class;

(2)  to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;

(3)  to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act;

(4)  to substitute the shares of any other registered investment company for the Fund shares held by a Sub-Account, in the event that Fund shares are unavailable for investment, or if the Company determines that further investment in such Fund shares is inappropriate in view of the purpose of the Sub-Account;

(5)  to change the methodology for determining the net investment factor;

(6)  to change the names of the Separate Account or of the Sub-Accounts; and

(7)  to combine with other Sub-Accounts or other separate accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

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ADDITIONAL INFORMATION

VOTING RIGHTS

The Company will vote Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Funds, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Funds.

During the accumulation period, the number of Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Fund share. During the annuity period, the number of Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Fund share. Ordinarily, the Annuitant's voting interest in the Fund will decrease as the reserve for the variable annuity is depleted.

ADDITIONAL INFORMATION ABOUT BUSINESS CONTINUITY RISK

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and 2019-nCoV (the "Coronavirus"). In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, including in the United States. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread "work from home" and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale, including in the United States. The World Health Organization has declared the Coronavirus outbreak a pandemic.

The continuing spread of the Coronavirus could have a material adverse impact on the global economy, and could have a material adverse effect on the liquidity, financial condition and operating results of the Commonwealth Annuity and Life Insurance Company, and our parent companies, The Global Atlantic Financial Group LLC and KKR & Co. Inc.

In particular, increased market volatility and changes in interest rates due to the Coronavirus pandemic could have an adverse impact on the Company's investment portfolio. The pandemic may impact mortality, morbidity and contract owner behavior in unexpected ways, including with respect to annuities. In addition, the operations of the Company in certain jurisdictions could be adversely impacted, including through quarantine measures and travel restrictions imposed in particular on key personnel of the Company, and any related health issues of such personnel. In addition, the Company's operations could be disrupted if any key personnel members contract the Coronavirus and/or any other infectious disease. Similar consequences may arise with respect to other comparable infectious diseases.

ADDITIONAL INFORMATION ABOUT CYBER SECURITY RISK

We are exposed to risks related to natural and man-made disasters and catastrophes, diseases, epidemics, pandemics, malicious acts, war, cyber-attacks, terrorist acts and climate change, which could adversely affect our operations and results.

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While we have obtained insurance, implemented risk management and contingency plans, and taken preventive measures and other precautions, no assurance can be given that there are not scenarios that could have an adverse effect on our operations and results. A natural or man-made disaster or catastrophe, including a severe weather or geological event such as a storm, tornado, fire, flood or earthquake, disease, epidemic, pandemic, malicious act, cyber-attack, terrorist act, or the occurrence of climate change, could cause our workforce, or that of our third-party administrators, to be unable to engage in operations at one or more of our facilities or result in short- or long-term interruptions in our business operations, any of which could be material to our operating results for a particular period. Certain of these events could also adversely affect our mortality, morbidity or other experience, and have a significant negative impact on our operations and results. In addition, claims arising from the occurrence of such events or conditions could have a material adverse effect on our business, results of operations and financial condition. Such events or conditions could also have an adverse effect on surrenders of existing contracts, as well as sales of new contracts. In addition, such events or conditions could result in significant physical damage and destruction to, and a decrease or halt in economic activity in, large geographic areas, adversely affecting our business within such geographic areas and/or the general economic climate. Such events or conditions could also have a significant impact on our investments, for example by damaging or destroying physical assets we invest in or impacting the financial performance of loans or securities collateralized by loans. Such events or conditions could also result in additional regulation or restrictions on the conduct of our business. The possible macroeconomic effects of such events or conditions could also adversely affect our investments, as well as many other aspects of our business, financial condition and results of operations. Our risk management efforts, insurance and other precautionary plans and activities may not adequately predict or offset the impact of such events on our business, results of operations and financial condition.

A breach of information security or other unauthorized data access could have an adverse impact on our business and reputation.

In the ordinary course of business, we collect, process, transmit, and store large quantities of personal financial and health information, information from our clients such as ceding insurers, and other confidential and sensitive data about our customers, as well as proprietary business information, collectively referred to herein as "Sensitive Information." The secure processing, storage, maintenance, and transmission of Sensitive Information are vital to our operations and business strategy. Our business depends on our customers' willingness to entrust us with their personal information and any failure, interruption or breach in security could result in disruptions to our critical systems and adversely affect our customer relationships. Cyber-incidents can result from deliberate attacks or unintentional events. These incidents can include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or Sensitive Information, corrupting data or causing operational disruption. Although we take reasonable efforts to protect Sensitive Information, including internal processes and technological defenses that are preventative or detective, and other controls we believe to be commercially reasonable designed to provide multiple layers of security, Sensitive Information that we maintain may be vulnerable to attacks by computer hackers, to physical theft by other third-party criminals, or to other compromise due to employee error or malfeasance. Attacks may include both sophisticated cyber-attacks perpetrated by organized crime groups, "hacktivists" or state-sponsored groups as well as nontechnical attacks ranging from sophisticated social engineering to simple extortion, ransomware or threats, which can lead to unauthorized access, disclosure, disruption or further attacks. We have incurred costs and may incur significant additional costs in order to implement the security measures we feel are appropriate to protect our information security systems. Administrative and technical controls and other preventive actions taken to reduce the risk of cyber-incidents and protect our information technology may be insufficient to prevent physical and electronic break-ins, cyber-attacks or other security breaches to such computer systems, and such events may expose us to civil and criminal liability, regulatory action, theft of Company or customer funds, harm our reputation among customers, deter people from purchasing our products, cause system interruptions, require significant technical, legal and other remediation expenses or otherwise have a material adverse impact on our business, results of operations and financial condition.

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Third parties to whom we outsource certain functions and vendors with whom we partner are also subject to the risks outlined above. Although we exercise due diligence of third party service providers and impose appropriate cybersecurity standards where feasible, we are dependent on third parties who manage our contract owner data, other third-party service providers of software that we use, outside investment managers as well as outside advisors who have our corporate information, to protect data. Anyone who is able to circumvent the security measures and penetrate the information technology systems of such third-parties could access, view, misappropriate, alter or delete information in the systems, including information about our contract owner and business operations. The maintenance and implementation of information security systems at such third parties is not within our control, and if such a third party suffers a breach of information security involving our Sensitive Information, such breach may result in us incurring substantial costs and other negative consequences, and could have a material adverse effect on our business, results of operations and financial condition.

Losses or interruptions due to system failures or physical locations being unavailable to conduct business could have an adverse impact on our business and reputation.

Network, utility, telecommunications, business systems, hardware and/or software failures due to a computer virus or cyber-attack, such as a distributed denial of service attack, could prevent us from conducting our business for a sustained period of time. In addition, our employees or agents could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner or our employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system. Our facilities could be inaccessible due to a disaster, natural or man-made catastrophe, blackout, terrorist attack or war. Even if our employees are able to report to work, they may be unable to perform their duties for an extended period of time if our data or systems are disabled or destroyed. In addition, our third-party administrators face the same risks, which could result in an inability to service our products. We could be adversely impacted by any disruption of our ability to conduct business. As a result of such risks, our ability to maintain, improve and continue to develop our operational processes and information technology systems will be crucial to the success of our business. Our business also depends on our ability to work with our business partners to meet industry and customer demands, including with respect to cybersecurity and privacy. Our failure or inability to do so may cause reputational harm and could have a material impact on our business, financial condition and results of operations.

In addition, we are dependent on third parties' information technology and other operational systems for processing certain contract owner data and data for our investment portfolio, which includes providing information to us to enable us to complete our GAAP and statutory financial statements. These third parties could experience a failure of one of these systems, their employees or agents could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner, or their employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system. Should their systems fail to accurately record information pertaining to our contract owners or investment portfolio, we may inadvertently include inaccurate information in our financial statements and experience a lapse in our internal control over financial reporting. The failure of any one of these systems for any reason, or errors made by their employees or agents, could in each case cause significant interruptions to such third-party service provider's operations, which could adversely affect our internal control over financial reporting or have a material adverse effect on our business, financial condition and results of operations.

DISTRIBUTION

Global Atlantic Distributors LLC (the "Distributor"), a Delaware company located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103, is principal underwriter for the Policies. Global is a wholly-owned subsidiary of Global Atlantic (Fin) Company and an affiliate of the Company due to common ownership.

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Your investment professional may receive compensation for selling this Contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.

The Company pays commissions to registered representatives who sold the contract based on a commission schedule. The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of Accumulated Value.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Separate Account. Any surrender charges assessed on the Contract will be retained by the Company except for amounts it may pay to Global for services it performs and expenses it may incur as principal underwriter and general distributor.

In light of the compensation that investment professionals often receive for selling life insurance policies and other investments, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new contract rather than continue to own your existing contract.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

LEGAL MATTERS

There continues to be significant federal and state regulatory activity relating to financial services companies. We are subject to various legal proceedings and claims incidental to or arising in the ordinary course of our business. In the future, we may be subject to additional lawsuits, arbitration proceedings and/or regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of our known legal proceedings or claims to result in a material adverse effect on the Company or its Separate Account. Nonetheless, given the indeterminate amounts sought in certain of these proceedings, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

FINANCIAL STATEMENTS

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your financial representative or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.

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GLOSSARY OF SPECIAL TERMS

Accumulated Value: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the General Account credited to the Contract on any date before the Annuity Date.

Accumulation Unit: a unit of measure used to calculate the value of a Sub-Account before annuity payments begin.

Annuitant: the person designated in the Contract to whom the Annuity is to be paid.

Annuity Date: the date on which annuity payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

Annuity Unit: a unit of measure used to calculate the value of the periodic annuity payments under the Contract.

Company (we, us, our): unless otherwise specified, any reference to the "Company" and "we," "us," and "our" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

Cumulative Earnings: the Accumulated Value reduced by total payments not previously withdrawn.

Fund: Each Fund option (or Sub-Account) invests in the shares of a single underlying mutual fund. We refer to that underlying mutual fund as a "Fund."

General Account: all the assets of the Company other than those held in a Separate Account.

Owner (you): the person, persons or entity entitled to exercise the rights and privileges under this Contract.

Separate Account: Separate Account VA-K of the Company. Separate Account VA-K consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

Service Office: Se2, LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se2") provides administrative, accounting, and other services to the Company. The principal administrative offices of se2 are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-7881.

Sub-Account (or Fund option): a subdivision of the Separate Account investing exclusively in the shares of a corresponding Fund.

Surrender Value: the Accumulated Value of the Contract on full surrender after deducting any applicable Contract fee, rider charge and surrender charge.

Valuation Date: a day on which the net asset value of the shares of any of the Funds is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Contract was received) when there is a sufficient degree of trading in an Fund's portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Date to the next.

56

APPENDIX A

FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at cwannuity.se2.com/#204. You can also request this information at no cost by calling 1-800-533-7881 or emailing us at annuityservicecenter@gafg.com.

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund's past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund — Series I Advised by Invesco Advisers, Inc.	0.98%	14.46%	9.43%	13.09%
Seeks total return.	Invesco V.I. Conservative Balanced Fund (formerly Invesco Oppenheimer V.I. Conservative Balanced Fund) — Series II(2) Advised by Invesco Advisers, Inc.	0.92%	14.59%	7.73%	7.18%
Seeks total return.	Invesco V.I. Global Strategic Income Fund (formerly Invesco Oppenheimer V.I. Global Strategies Income Fund) – Series II(2) Advised by Invesco Advisers, Inc.	1.16%	2.99%	4.15%	3.34%
Seeks to provide a high level of current income.	Eaton Vance VT Floating-Rate Income Fund — Initial Class(1) Advised by Eaton Vance Management	1.20%	2.00%	4.22%	3.22%
Seeks to provide total return.	Global Atlantic BlackRock Allocation Portfolio — Class I Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.47%	14.46%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Core Portfolio — Class I Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.50%	19.69%	—	—

A-1

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined International Core Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.78%	10.42%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.65%	36.52%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Small Cap Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.91%	20.41%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Value Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.56%	4.14%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined U.S. Core Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.75%	18.67%	—	—
Seeks to provide total return.	Global Atlantic BlackRock High Yield Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.61%	5.79%	—	—

A-2

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to provide total return consisting of capital appreciation and income.	Global Atlantic Goldman Sachs Core Fixed Income Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	0.49%	9.49%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic Goldman Sachs Global Equity Insights Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	1.02%	12.49%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	0.48%	31.73%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	0.91%	-0.03%	—	—
Seeks to achieve investment results that correspond to the aggregate price and yield performance of the benchmark index that measures the investment returns of large capitalization stocks.	Goldman Sachs Equity Index Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P. Sub-Advised by SSgA Funds Management, Inc.	0.48%	17.84%	14.66%	13.38%
Seeks total return while seeking to provide volatility management.	Goldman Sachs Global Trends Allocation Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P.	0.96%	4.10%	5.64%	—

A-3

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P.	0.43%	0.27%	0.83%	0.42%
Seeks to provide a high level of current income, consistent with low volatility of principal.	Goldman Sachs High Quality Floating Rate Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P.	0.61%	0.58%	1.31%	1.54%
Seeks total return.	MFS® Utilities Series — Service Class Advised by MFS	1.04%	5.62%	11.10%	8.93%
Seeks long-term growth of capital. Current income is a secondary objective.	Pioneer Real Estate Shares VCT Portfolio — Class II Advised by Amundi Asset Management US, Inc.	1.71%	-7.52%	3.61%	7.74%

(1)  Effective November 15, 2010, the Eaton Vance VT Floating-Rate Fund closed to new payment allocations and transfers of Contract Value.

(2)  This Fund's annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

A-4

APPENDIX B

MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX B have not been reviewed by the SEC.

The General Account is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the General Account or amounts that we guarantee in excess of your contract value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, for ExecAnnuity Plus '93 Contracts, the Company will credit amounts allocated to the General Account with interest at an effective annual rate of at least 3%, compounded daily. For ExecAnnuity Plus '91 Contracts, the Company will credit amounts allocated to the General Account with interest at an effective annual rate of at least 5% compounded annually for the first five Contract years, 4% for the next five Contract years, and 3.5% thereafter. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an Excess Amount is redeemed, while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract less than nine full contract years.

Transfers to or from the General Account. Transfers to or from the General Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the General Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the General Account.

B-1

APPENDIX C

MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a)  the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the   Contract Anniversary that the M-GAP Benefit Base is being determined;

(b)  the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c)  the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

Amount of the withdrawal

Accumulated Value determined immediately prior to the
withdrawal

Exercising the M-GAP Rider.

•  The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

•  The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

•  The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

Terminating the M-GAP Rider.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

C-1

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

CONTRACT ANNIVERSARY AT EXERCISE	MINIMUM GUARANTEED BENEFIT BASE	MINIMUM GUARANTEED ANNUAL INCOME(1)
10	$162,889	$12,153
15	$207,892	$17,695

C-2

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus.

You may request a free copy of the SAI or submit inquiries by:

•  Mailing: Commonwealth Annuity and Life Insurance Company
PO Box 758554
Topeka, Kansas 66675

•  Calling: 1-800-533-7881

You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000026811

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-K

Commonwealth Annuity Advantage
Flexible Payment Deferred Variable and Fixed Annuity Contract

This Prospectus provides important information about the Commonwealth Annuity's Advantage variable annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity" or the "Company") in all jurisdictions except Hawaii and New York. The Contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain preexisting contractual plans and programs.

The Variable Account, known as Separate Account VA-K, is subdivided into Sub-Accounts that you may select for investment. Each Sub-Account invests exclusively in shares of one underlying mutual fund.

The Company's Fixed Account is also available as an investment option and offers a fixed interest rate guaranteed for one year from the time of a payment is received.

This annuity is NOT: a bank deposit or obligation; or federally insured; or endorsed by any bank or governmental agency. Please read this Prospectus carefully before investing and keep it for future reference.Variable annuities involve risks including possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that the information in this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

DATED APRIL 30, 2021

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	4
OVERVIEW OF THE CONTRACT	7
FEE TABLES	9
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	13
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS	15
INFORMATION ON YOUR ACCOUNT	18
YOUR ANNIUTY CONTRACT	18
DISRUPTIVE TRADING	19
PURCHASING THE CONTRACT AND PURCHASE PAYMENTS	20
TELEPHONE TRANSFER PRIVILEGE	21
TRANSFER PRIVILEDGE	21
AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS	22
SURRENDER	23
WITHDRAWALS	23
BENEFITS UNDER THE CONTRACT	25
STANDARD DEATH BENEFIT	27
THE SPOUSE OF THE OWNER AS BENEFICIARY	29
OPTIONAL ENHANCED EARNINGS RIDER	30
ASSIGNMENT	32
ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE	32
DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS	33
ANNUITY BENEFIT PAYMENTS	35
NORRIS DECISION	36
COMPUTATION OF VALUES	36
CHARGES AND DEDUCTIONS	38
VARIABLE ACCOUNT DEDUCTIONS (BASE CONTRACT EXPENSES)	38
CONTRACT FEE	39
OPTIONAL RIDER CHARGES	39
PREMIUM TAXES	39
SURRENDER CHARGE	40
WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED	41
TRANSFER CHARGE	43
GUARANTEED PERIOD ACCOUNTS	44
FEDERAL TAX CONSIDERATIONS	47
STATEMENTS AND REPORTS	59
LOANS (QUALIFIED CONTRACTS ONLY)	59
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	60
ADDITIONAL INFORMATION	62
CHANGES TO COMPLY WITH LAW AND AMENDMENTS	62
VOTING RIGHTS	62
ADDITIONAL INFORMATION ABOUT BUSINESS CONTINUITY RISK	62
ADDITIONAL INFORMATION ABOUT CYBER SECURITY RISK	63
DISTRIBUTION	65
LEGAL MATTERS	65
FINANCIAL STATEMENTS	65
GLOSSARY OF SPECIAL TERMS	66
APPENDIX A—FUNDS AVAILABLE UNDER THE CONTRACT	A-1
APPENDIX B—MORE INFORMATION ABOUT THE FIXED ACCOUNT	B-1
APPENDIX C—SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT	C-1

APPENDIX D—STANDARD DEATH BENEFIT	D-1
APPENDIX E—MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER	E-1

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	You may be assessed a surrender charge of up to 8% (as a percentage of purchase payments withdrawn) if you withdraw money from your Contract within 9 years following your last purchase payment, declining to 0% over that time period.
	For example, if you invest $100,000 in the Contract and make an early withdrawal, you could be assessed a surrender charge of up to $8,000.			Fee Tables Charges and Deductions— Surrender Charge
Transaction Charges

Other than surrender charges (if any), there may be charges for other Contract transactions.We reserve the right to charge up to $25 for each transfer between investment options after your 12th transfer during a Contract year. If you take a loan under the Contract, you will incur interest on outstanding loan amounts.

Fee Tables
Ongoing Fees and Expenses (annual charges)	The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Tables Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.48%	1.48%
	Investment Options[2] (Fund fees and expenses)	0.43%	1.71%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.15%[3]	0.25%[3]
1. As a percentage of average daily Accumulated Value in the Variable Account.
2. As a percentage of Fund net assets.
3. As a percentage of Accumulated Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost: $1,659.40	Highest Annual Cost: $3,032.49
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and Portfolio Company fees and expenses
• No sales charges
• No additional purchase payments, transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	• This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
• Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the withdrawal amount that you receive or the value of your investment.
• The benefits of tax deferral and long-term income protection mean that this Contract is more beneficial to investors with a long investment time horizon.
Risks Associated with Investment Options	• An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Fund options).
• Each investment option (including the Fixed Account and the Guarantee Period Accounts, if available) has its own unique risks.
• You should review the investment options before making an investment decision.
Insurance Company Risks

An investment in the Contract is subject to the risks related to us, Commonwealth Annuity and Life Insurance Company. Any obligations (including under the Fixed Account and any Guarantee Period Account), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Commonwealth Annuity and Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-533-7881 or visiting www.commonwealthannuity.com.

	RESTRICTIONS	Location in Prospectus
Investments	• Certain investment options may not be available under your Contract.
• Transfers between the investment options are subject to additional restrictions designed to prevent disruptive trading.
• Transfers to and from the Fixed Account may be subject to significant restrictions.
• Withdrawals and transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period are subject to a Market Value Adjustment that may reduce the value of your investment.
	• We reserve the right to remove or substitute Funds as investment options.	Information On Your Account Guarantee Period Accounts Addition, Deletion or Substitution of Investments Appendix B—More Information About the Fixed Account
Optional Benefits	• There are additional restrictions and limitations relating to the Contract's optional benefits.
	• Withdrawals may affect the availability of an optional benefit by reducing the benefit by an amount greater than the value withdrawn.	Benefits Under The Contract Standard Death Benefit— Optional Enhanced Earnings Rider Appendix E—Minimum Guaranteed Annuity Payout (M-GAP) Rider

	TAXES	Location in Prospectus
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit under the Contract.
	• Earnings under your Contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 1/2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

Your investment professional may receive compensation for selling this Contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.

Additional Information—Distribution
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Contract is designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. The Contract also provides a death benefit that helps protect your beneficiaries.

This Contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Contract. It is not designed for people who intend to make early or frequent withdrawals due to their liquidity needs, or for people who intend to frequently trade in the Contract's investment options.

Phases of the Contract

The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity payout phase (for income).

Accumulation Phase.  You invest in the Contract during its accumulation phase to help you accumulate assets. Your accumulated assets are used to value your Contract's benefits, including its Surrender Value, death benefit, and any elected optional benefit.

During the accumulation phase, you may allocate purchase payments and earnings (if any) among the Contract's available investment options, which may include:

•  The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies, and risks.

  Additional information about each Fund is provided in an appendix to this prospectus. See Appendix A—Funds Available Under the Contract.

•  The Guarantee Period Accounts, which provides for the accumulation of interest at a guaranteed interest rate for the Guarantee Period. Guarantee Periods ranging from two to ten years may be available.

•  The Fixed Account, which guarantees principal and a fixed minimum interest rate.

Annuity Payout Phase.  When your Contract enters the annuity payout phase, your accumulated assets are converted into a stream of annuity payments from us. This is also referred to as "annuitizing" your Contract. You generally decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. Your Contract will be automatically annuitized if you are still in the accumulation phase on the latest annuitization date.

There are a variety of annuity payout options from which you may choose, including payments for the lifetime of the Annuitant or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. The dollar amount of fixed payments will not vary. The dollar amount of variable payments will vary based on the investment performance of certain Funds. Surrender charges may apply upon annuitization depending on the annuity payout option you select.

During the annuity payout phase, you will no longer be able to take withdrawals of Accumulated Value from your Contract and no amounts will be payable upon death during the annuity payout phase unless the annuity payout option that you selected provides otherwise.

Contract Features

Flexibility. The Contract is designed to be flexible to meet your specific circumstances and needs. For example, within certain limits, you can choose the timing, amount, and frequency of your purchase payments; transfer amounts between investment options; change a beneficiary; take a loan under the Contract (Qualified Plans only); take partial withdrawals; or surrender the Contract.

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are subject to tax only upon certain actions with respect to your Contract, such as: (1) surrendering your Contract; (2) making a partial withdrawal; (3) receiving a payment from us; or (4) payment of a death benefit.

Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1/2.

Death Benefits. The Contract includes a standard death benefit for no additional charge that will pay an amount at least equal to the Accumulated Value upon death of the Annuitant or an Owner during the accumulation phase. If you elected the Contract's optional death benefit (Enhanced Earnings Rider) for an additional charge, a greater amount may be payable upon death during the accumulation phase. This optional benefit is no longer for sale

Minimum Guaranteed Annuity Payout (M-GAP) Rider.  We offered an optional benefit under the Contract that provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase after a waiting period. This optional benefit is no longer for sale. If you own the benefit, you pay an additional charge.

Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services. Not all features and services may be available under your Contract.

•  Automatic Transfers (Dollar Cost Averaging) Option. Allows you to make automatic transfers on a periodic basis from an eligible Fund Option or the Fixed Account (subject to additional restrictions) to one or more available Fund options.

•  Enhanced Automatic Transfers (Dollar Cost Averaging) Program. If you elect automatic transfers from the Fixed Account while the enhanced program is in effect, the Company will credit you an enhanced interest rate on eligible payments.

•  Automatic Account Rebalancing Option. Allows you to automatically rebalance your Fund option selections at a specified frequency to the asset allocation percentages that you previously selected.

•  Systematic Withdrawals. Allows you to make automatic partial withdrawals based on the amount and frequency that you selected.

•  Life Expectancy Distributions. Allows you to make a series of systematic withdrawals from the Contract without surrender charges based on your life expectancy.

•  Loans. Loans against Accumulated Value may be available under certain tax qualified Contracts. Loans must be repaid within five years and interest accrues on outstanding loan amounts.

FEES TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from this variable annuity. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy, surrender or make withdrawals from this variable annuity, or transfer amounts between investment options. State premum taxes may also be deducted.

Transaction Expenses

Maximum Charge
Surrender Charge (1): (as a percentage of purchase payments withdrawn)	8.0%
Transfer Charge (2):	$25
Net Loan Interest Rate (3)	2%

(1)  During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 8.0% to 1.0% of purchase payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. Each purchase payment has its own surrender charge schedule, as reflected in the table below.

Complete Years From Date of Purchase Payment	Charge
Less than 2	8.0%
Less than 3	7.0%
Less than 4	6.0%
Less than 5	5.0%
Less than 6	4.0%
Less than 7	3.0%
Less than 8	2.0%
Less than 9	1.0%
Thereafter	0%

For purposes of calculating the surrender charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from purchase payments in the chronological order in which they were received. In addition, in each calendar year, we will waive the surrender charge on amounts up to the Withdrawal Without Surrender Charge Amount. See "CHARGES AND DEDUCTIONS—SURRENDER CHARGE."

(2)  The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

(3)  Loans accrue interest at a maximum annual interest rate of 9%. However, the Company credits interest on Accumulated Value held by the Company as security for the loan at an annual interest rate of at least 7%. Therefore, interest accrues on an outstanding loan at a net annual interest rate of no more than 2%.

The next table describes the fees and expenses that you will pay each year during the time that you own this variable annuity, not including annual Fund fees and expenses. If you purchased an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses (1)	$30
Base Contract Expenses (2)	1.45%
(as a percentage of average daily Accumulated Value in the Variable Account)
Optional Benefit Expenses:
(as a percentage of the Accumulated Value)
Enhanced Earnings Rider	0.25%
Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with 10-year waiting period(3)	0.25%
Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with 15-year waiting period(3)	0.15%

(1)  During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000.

(2)  Base Contract Expenses include a maximum Mortality and Expense Risk Charge of 1.25% and Administrative Expense Charge of 0.20%.

(3)  If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02.

The next table shows the minimum and maximum annual Fund operating expenses charged by the Funds that you may pay periodically during the time that you own this variable annuity. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A to this document.

Annual Fund Expenses

	Minimum	Maximum
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)	0.45%	1.71%

EXAMPLE

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract fees, and annual Fund expenses.

Maximum Expense Example

The following example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the most expensive combination of annual Fund expenses and optional benefits for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)  If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

1 Year	3 Years	5 Years	10 Years
$10,782	$17,171	$22,760	$37,238

(2)  If you do not surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

1 Year	3 Years	5 Years	10 Years
$3,467	$10,566	$17,891	$37,238

Minimum Expense Example

The following example assumes that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the least expensive annual Fund expenses. It also assumes that you have not chosen any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1)  If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

1 Year	3 Years	5 Years	10 Years
$9,383	$12,964	$15,414	$22,521

(2)  If you do not surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

1 Year	3 Years	5 Years	10 Years
$1,959	$6,060	$10,414	$22,521

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss.  You can lose money by investing in this Contract, including your principal investment. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.

Short-Term Investment Risk.  This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long investment time horizon.

Fund Option (Sub-Account) Risk.  Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. Generally, if the Sub-Accounts you select make money, your Contract value goes up, and if they lose money, your Contract value goes down. Each Sub-Account's performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund's investment risks when you invest in the corresponding Sub-Account. You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Sub-Accounts you have chosen. Even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. We do not promise that the Funds will meet their investment objectives. You should periodically review your allocations in light of market conditions and overall financial goals.

Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract, including a surrender and partial withdrawals. A withdrawal may be subject to substantial surrender charges. If you make a withdrawal prior to age 59 1/2, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the withdrawal. You should consider that a full surrender terminates the Contract. You should also consider the impact that a partial withdrawal may have on the standard and optional benefits under your Contract. Partial withdrawals will reduce the value of your death benefit. In addition, partial withdrawals may reduce the value of an optional benefit that you have elected by an amount greater than the amount withdrawn. If you have amounts invested in the Fixed Account or a Guarantee Period Account and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from those investment options for up to six months from the date of the withdrawal request. A withdrawal from a Guarantee Period Account prior to the end of its Guarantee Period will be subject to a Market Value Adjustment that may reduce the value of your investment. You cannot make withdrawals from the Contract after it has been annuitized unless your annuity payout option provides otherwise (in the form of commuted value).

Interest Rate Risk. We guarantee that we will credit interest to amounts you allocate to the Fixed Account or a Guarantee Period Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.

Transfer Risk. You are allowed to make 12 transfers in a Contract year free of any transfer charge, but we reserve the right to charge up to $25 dollars for each additional transfer during that Contract year. In addition, the Contract's restrictions on the amounts that may be transferred to and from the Fixed Account may restrict your ability to perform transfers involving the Fixed Account. You should also consider that amounts transferred from a Guarantee Period Account before the end of its Guarantee Period will be subject to a Market Value Adjustment that may reduce the value of your investment. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract value is invested in response to changing market conditions or changes in your personal circumstances.

Selection Risk. The standard and optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefits that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.

Loan Risk. If you take a loan against your Contract value, which is permitted under only certain tax qualified Contracts, you will incur interest on outstanding loan amounts. Amounts borrowed under a Contract do not participate in the investment experience of the Contract's investment options, and can therefore affect the Contract value and death benefit whether or not the loan is repaid. Outstanding loans reduce the value of your Contract and the value of the standard or optional death benefit, as well as the value of the optional guaranteed annuity payout rider if elected. There may be negative tax consequences associated with loans, particularly loans that are not repaid.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our General Account, and amounts under the Contract held in our General Account, are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. For more detailed information, please refer to "ADDITIONAL INFORMATION ABOUT BUSINESS CONTINUITY RISKS" and "ADDITIONAL INFORMATION ABOUT CYBER SECURTY RISK" in the ADDITIONAL INFORMATION section of this prospectus.

DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT
AND THE FUNDS

The Company.  Unless otherwise specified, any reference to the "Company" refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly owned indirect subsidiary of Global Atlantic Financial Group Limited. On February 1, 2021, KKR & Co. Inc. acquired Global Atlantic Financial Group Limited as a subsidiary of The Global Atlantic Financial Group LLC, the post-closing holding company of the Global Atlantic business, and the Company became an indirect majority owned subsidiary of KKR & Co. Inc.

The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.

The Company is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se2, LLC ("se2"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2 may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 37 W Wacker Drive, 37th Floor, Chicago, IL 60601; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.

In addition to se2, the Company also directly retains Toppan Merrill, LLC f/k/a Merrill Corporation (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.

The Fixed Account.  The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account see Appendix B—More Information about the Fixed Account. The Fixed Account and/or the Guarantee Period Accounts may not be available in all states.

The Variable Account. The Company maintains a separate account called Separate Account VA-K (the "Variable Account"). The Variable Account of Commonwealth Annuity was authorized by vote of the Board of Directors of the Company on November 1, 1990. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Account or the Company by the SEC.

Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Contract, units of the Sub-Accounts are offered on a continuous basis.

The Company is obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other Funds which are not available to the Contracts described in this Prospectus.

The Funds. Each Sub-Account invests in a corresponding Fund of an open-end management investment company. The Funds available through this contract are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Certain Funds may not be available for investment under your Contract.

The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

Information regarding each Fund, including (i) its name, (ii) its type or investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A—Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-533-7881 or visiting cwannuity.se2.com/#204.

Certain Payments We Receive With Regard to the Funds.  We and our distributor, Global Atlantic Distributors LLC, (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.00% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

INFORMATION ON YOUR ACCOUNT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Contract and of the Company's administrative procedures for the benefit of the Company's current Owners.

YOUR ANNUITY CONTRACT

Who are the Key Persons Under the Contract?

The Contract is between you, (the "Owner") and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

What Happens in the Accumulation Phase?

During the accumulation phase, you may allocate payments among the combination of portfolios of securities ("Funds") and, in most jurisdictions, the Guarantee Period Accounts and the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death.

What Happens in the Annuity Payout Phase?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. For more details on annuity payout options, see DESCRIPTION OF ANNUITY PAYOUT OPTIONS.

Can I make changes under my Contract?

You can make several changes after receiving your Contract:

•  You may assign your ownership to someone else, except under certain qualified plans.

•  You may change the beneficiary, unless you have designated a beneficiary irrevocably.

•  You may change your allocation of payments.

•  You may make transfers of accumulated value among your current investments without any tax consequences.

•  You may cancel the Contract within ten days of delivery (or longer if required by state law).

DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Funds (collectively, "Disruptive Trading"). These activities may require the Funds to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other contract owners.

In order to protect our contract owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

•  the number of transfers made over a period of time;

•  the length of time between transfers;

•  whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

•  the dollar amount(s) requested for transfers; and

•  whether the transfers are part of a group of transfers made by a third party on behalf of several individual contract owners; and

•  the investment objectives and/or size of the Funds.

We may increase our monitoring of contract owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same contract owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-account to Sub-account. The Disruptive Trading Procedures limit the number of transfers a contract owner may make during a given period, limit the number of times a contract owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other contract owners or other holders of the Funds.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a contract owner has requested. In the future, some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. contract owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every contract owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

We are required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading policies established by the Underlying Fund.

PURCHASING THE CONTRACT AND PURCHASE PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Service Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity Contracts. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments may be made to the Contract at any time prior to the Annuity Date or prior to payment of a death benefit, subject to certain minimums:

•  Currently, the initial payment must be at least $5000 ($2,000 for IRAs). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

•  Each subsequent payment must be at least $50.

•  The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Goldman Sachs Government Money Market Fund.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are met. To the extent permitted by law, however, if the Contract is issued as an IRA or is issued in certain states, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Sub-Account investing in the Goldman Sachs Government Money Market Fund until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

Generally, unless otherwise requested, all subsequent payments will be allocated among the investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Subsequent payments will be credited as of the Valuation Date received at the Service Office on the basis of accumulation unit value next determined after receipt. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Sub-Account investing in the Goldman Sachs Government Money Market Fund.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The contract of the Company and its agents and affiliates is that it will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGE

At any time prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, an Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfers may be made to or among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts (in addition to the Sub-Account investing in the Goldman Sachs Government Money Market Account) are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account when it is being used as the source account from which to process automatic transfers.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS.

Automatic Transfers (Dollar Cost Averaging) Option. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Goldman Sachs Government Money Market Fund or the Sub-Account investing in the Goldman Sachs Government Income Fund (the "source accounts") to one or more available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Underlying Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

Enhanced Automatic Transfer (Dollar Cost Averaging) Program.  To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:

•  must be new payments to the Contract, including the initial payment,

•  must be allocated to the Fixed Account, which will be the source account,

•  must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

•  will receive the enhanced rate while they remain in the Fixed Account.

Any new eligible payments made to an existing Enhanced Automatic Transfer Program will start a new Enhanced Automatic Transfer Program. In this case, the following rules apply: (1) the money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount; and (2) the new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

Automatic Account Rebalancing Option. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

Limitations. The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

SURRENDER

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. A surrender will result in the termination of the Contract and all of its benefits. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants qualified plans, including Section 403(b) plans, or who are participants in the Texas Optional Retirement Program ("Texas ORP") may be restricted. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

For important tax consequences, generally which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

WITHDRAWALS

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. A partial withdrawal will not terminate the Contract, but will reduce the value of your Contract and the value of its benefits, including the death benefit. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, cwannuity.se2.com.

The Owner must submit to the Service Office a signed, written request for withdrawal on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. Each withdrawal must be in a minimum amount of $100.

The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Service Office.

Withdrawals will be paid in accordance with the time limitations described under "SURRENDER" above.

The partial redemption rights of Owners who are participants under qualified plans, including Section 403(b) plans, or who are participants in the Texas Optional Retirement Program ("Texas ORP") may be restricted. Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that partial redemptions, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.

For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

Systematic Withdrawals. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100 and will be subject to any applicable withdrawal charges.

If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may specify in writing a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Service Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Service Office.

Life Expectancy Distributions. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Service Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated

Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 17 years, but a person who attains age 87 has a life expectancy of another 6.7 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Sections 72(q) and 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life to satisfy the substantially equal periodic payment exception or the required minimum distribution rules under this definition should consult their tax adviser. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

BENEFITS UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Automatic Transfers (Dollar Cost Averaging) Option	Provides for periodic transfers from the Fixed Account or an eligible Fund option to one or more available Fund options.	No Charge	• Transfers may occur monthly, bi-monthly, quarterly, semi-annually or annually
• Automatic transfers may not be made into the Fixed Account or Guarantee Period Account
• Minimum transfer amount is $100
• Automatic transfers from the Fixed Account are subject to significant restrictions on amounts that may be transferred monthly, bi-monthly, and quarterly
• Company has the right to limit the number of Funds that may be used for automatic transfers
• May not be in effect simultaneously with automatic rebalancing
Enhanced Automatic Transfers (Dollar Cost Averaging) Program	If you elect automatic transfers from the Fixed Account while the enhanced program is in effect, the Company will credit you an enhanced interest rate on eligible payments.	No Charge	• Only new purchase payments (not existing Accumulated Value) are eligible amounts • Automatic transfers must be from the Fixed Account • Automatic transfers must occur over a specified period of time

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Automatic Account Rebalancing Option	Provides for automatic rebalancing of your Fund option selections based on your allocation instructions.	No Charge	• Rebalancing may occur monthly, quarterly, semi-annually or annually
• May have only one set of standing asset allocation instructions
• Rebalancing will not occur if total amount to be transferred is less than $100
• Company has the right to limit the number of Funds that may be used for account rebalancing
• May not be in effect simultaneously with Dollar Cost Averaging
Systematic Withdrawals	Provides for automatic partial withdrawals from amounts in the Funds and/or Fixed Account based on the amount and frequency that you select.	No Charge	• Withdrawals may occur monthly, bi-monthly, quarterly, semi-annually, or annually
• Minimum withdrawal is $100
• Systematic withdrawals are not available from any Guarantee Period Account
• Withdrawals will be subject to any applicable surrender charges and income taxes, including a 10% federal tax penalty if taken before age 59 1/2.
Life Expectancy Distributions	Allows you to make a series of systematic withdrawals from the Contract without surrender charges based on your life expectancy.	No Charge	• Withdrawals may occur monthly, bi-monthly, quarterly, semi-annually, or annually
• Amount withdrawn will be calculated based on life expectancy
• Systematic withdrawals are not available from any Guarantee Period Account
• Withdrawals will be subject to any applicable income taxes, including a 10% federal tax penalty if taken before age 59 1/2
Standard Death Benefit	Provides a death benefit at least equal to the Accumulated Value upon death of the Annuitant or an Owner during the accumulation phase.	No Charge	• Withdrawals may significantly reduce the benefit

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Loans	Allows you to take a loan under the Contract against your Contract value	2% interest rate (as an annualized percentage of outstanding loan amounts)	• Only permitted under certain tax qualified Contracts
• Subject to maximum and minimum loan amounts
• Outstanding loan amounts accrue interest at a maximum annual interest rate of 9%
• An amount of Accumulated Value equal to the loan amount is transferred to an interest-bearing fixed account that is part of our General Account and credits interest at an annual rate of at least 7%.
• Must be repaid within five years through substantially equal quarterly payments
• Outstanding loans reduce the death benefit and Surrender Value, as well as the value of any optional benefit that you have elected
Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Enhanced Earnings Protection Rider	Provides for additional death benefit amounts to be paid to the beneficiary provided certain circumstances are met in the event the Annuitant dies prior to the Annuity Date.	0.25% (as a percentage of the Accumulated Value)	• Benefit is no longer available
• Withdrawals may significantly reduce or eliminate the benefit
• Amount payable may differ depending on age of Annuitant at time of Contract issue
• Once the benefit is elected, it may not be discontinued until the Contract is surrendered, annuitized or a death benefit is payable
Minimum Guaranteed Annuity Payout (M-GAP) Rider	Provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period.	0.25% (Rider with 10 year waiting period) 0.15% (Rider with 15 year waiting period) (as a percentage of the Accumulated Value)	• Benefit is no longer available.
• Withdrawals may significantly reduce the benefit, including by an amount greater than the value withdrawn
• In order to exercise rider, a fixed annuitization option involving a life contingency must be selected
• May only be exercised within thirty days after any Contract anniversary following the expiration of the waiting period
• The rider may not be terminated prior to the seventh Contract anniversary after the effective date of the rider
• Repurchase feature can no longer be exercised

STANDARD DEATH BENEFIT

A standard death benefit is included with this Contract. In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "THE SPOUSE OF THE OWNER

AS BENEFICIARY." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

Death of the Annuitant Prior to the Annuity Date. At the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(a)  the Contract's Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

(b)  gross payments compounded daily at the effective annual yield of 5% starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or

(c)  the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For example, at the time we are required to pay the death benefit, assume the value of (a) above equals $100,000; the value of (b) above equals $120,000; and the value of (c) above equals $95,000, the amount that we would owe to the beneficiary is equal to $120,000. See APPENDIX D—STANDARD DEATH BENEFIT for more detailed examples.

For each withdrawal under (a) or (b) above, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a)  the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork (increased by any positive Market Value Adjustment); or

(b)  gross payments compounded daily at the effective annual yield of 5%

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a)  the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)  gross payments compounded daily at the effective annual yield of 5%; or

(c)  the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX D—STANDARD DEATH BENEFIT for specific examples of death benefit calculations.

Death of an Owner Who is Not Also the Annuitant Prior to the Annuity Date. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

Payment of the Death Benefit Prior to the Annuity Date. Distribution of the death benefit must satisfy the applicable after-death distribution rules under the Internal Revenue Code. These rules differ depending on whether the Contract is a qualified Contract or a non-qualified Contract. The after-death distribution rules that apply to qualified Contracts have recently changed and are described in more detail in "Federal Tax Considerations, Qualified Plans, Temporary Rules under the CARES Act and Required Minimum Distributions Upon Your Death." The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Service Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1)  defer distribution of the death benefit for a period no more than five years from the date of death (10 years in the case of certain beneficiaries of a qualified Contract); or

(2)  Certain eligible beneficiaries may receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly in a manner that is consistent with the applicable tax rules. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Goldman Sachs Government Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required. With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

Death of the Annuitant On or After the Annuity Date. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company generally must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. In the case of a qualified Policy, once annuity payments start under an Annuity Payout Option, it may be necessary to modify those payments following the death in order to comply with the required minimum distribution rules. For a discussion of the post-death distribution requirements for qualified Contracts, see Federal Tax Considerations, Qualified Plans, Required Minimum Distributions Upon Your Death.

THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Goldman Sachs Government Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. The resulting value never will be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

Federal Defense of Marriage Act. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax adviser for more information on this subject.

OPTIONAL ENHANCED EARNINGS RIDER (EER)

The Enhanced Earnings Rider (EER) may have been elected at issue in most jurisdictions as long as the Annuitant had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that the Annuitant dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.

Conditions for Payment of the EER Benefit

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.  The Annuitant's death must occur prior to the Annuity Date.

2.  The difference between (a) and (b) must be greater than zero, where: (a) is the Accumulated Value, and (b) is gross payments not previously withdrawn. If (a) minus (b) is zero or less, no benefit will be payable.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Service Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.

Amount of EER Benefit

Annuitant's Age at Issue—0 to 70—If a benefit is payable under the EER and the Contract was issued prior to the Annuitant's 71st birthday, the benefit will be equal to the lesser of:

(a)  50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b)  50% of the difference between the Accumulated Value and gross payments not previously withdrawn.

Annuitant's Age at Issue—71 to 75—If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 71st birthday and before his/her 76th birthday, the benefit will be equal to the lesser of:

(a)  25% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b)  25% of the difference between the Accumulated Value and gross payments not previously withdrawn. The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.

EXAMPLES

Example 1. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the lesser of:

(a)  50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x 100,000) = $50,000; or

(b)  50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x (150,000 – 100,000)) = $25,000

The EER benefit is equal to $25,000 under (b), which is the lesser of $50,000 (50% x 100,000) and $25,000 (50% x (150,000 – 100,000)).

Example 2. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the lesser of:

(a)  50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b)  50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (50% x ($250,000 – $100,000)) = $75,000

The EER benefit is equal to $50,000 under (a), which is the lesser of $50,000 (50% x $100,000) and $75,000 (50% x ($250,000 – $100,000)).

Example 3. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the lesser of:

(a)  50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b)  50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($135,000 – $100,000)) = $17,500

The EER benefit is equal to $17,500 under (b), which is the lesser of $50,000 (50% x 100,000) and $17,500 (50% x ($135,000 – $100,000)).

Example 4. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the lesser of:

(a)  50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $85,000) = $42,500; or

(b)  50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($85,000 – $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $42,500 (50% x $85,000) and $0 (50% x ($85,000 – $85,000)).

Terminating the EER

Once the EER is chosen, it cannot be discontinued unless the underlying Contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.  the Annuity Date;

2.  the date the Contract is surrendered;

3.  the date the Company determines a death benefit is payable; or

4.  if the deceased Owner's spouse, who is the sole beneficiary, continues the Contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit, if any, will be applied to the Contract through an allocation to the Sub-Account investing in the Goldman Sachs Government Money Market Fund and the Rider will terminate.

ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, provide that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see FEDERAL TAX CONSIDERATIONS.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90.

The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. Certain Annuity Payout Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to limitations under the required minimum distribution rules of Code Section 401(a)(9). In addition, once annuity payments start under an Annuity Payout Option, it may be necessary to modify those payments following the Annuitant's death in order to comply with the required minimum distribution rules if your Contract is a qualified Contract. For a discussion of the after-death distribution requirements for qualified Policies, see "Federal Tax Considerations, Qualified Plans, Required Minimum Distributions Upon Your Death." The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the payee with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the payee may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Sub-Accounts selected. See "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX B—MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option selected does not produce an initial payment which meets this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where a commutable period certain option has been elected. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS" below.

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs Equity Index Fund, Global Atlantic BlackRock Disciplined Core Fund and the Goldman Sachs Government Money Market Fund.

The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable payout options may be selected in combination with any of the fixed annuity payout options. The Company may offer other annuity options. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

Variable Life Annuity with Payments Guaranteed for Ten Years. This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary. If the contract is qualified and the beneficiary is not an eligible designated beneficiary under the Code, the remaining Annuity Payments must be taken within ten-years from the date of death of the Annuitant, or the beneficiary can receive the Commuted Value in one sum.

Variable Life Annuity Payable Periodically During Lifetime of the Annuitant Only. This variable annuity is payable during the payee's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

Unit Refund Variable Life Annuity. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1). If the contract is qualified and the beneficiary is not an eligible designated beneficiary under the Code, the remaining Annuity Payments must be taken within ten-years from the date of death of the Annuitant, or the beneficiary can receive the Commuted Value in one sum.

Where: (1) is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and

(2) is the number of payments paid prior to the death of the Annuitant.

Joint and Survivor Variable Life Annuity. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option. For Qualified Contracts, the Joint and Survivor Variable Life Annuity Option is only available when the joint annuitant is a spouse, or not more than 10 years younger than the Annuitant.

Joint and Two-thirds Survivor Variable Life Annuity. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option. For Qualified Contracts, the Joint and Two-thirds Survivor Variable Life Annuity Option is only available when the joint annuitant is a spouse, or not more than 10 years younger than the Annuitant.

Period Certain Variable Annuity (Payments Guaranteed for a Specific Number of Years). This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be made. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

For Qualified Contracts, if the Annuitant dies before the end of the period, an eligible designated beneficiary under the Code may elect to continue the remaining payments. If the beneficiary is not an eligible designated beneficiary under the Code, the remaining Annuity Payments must be taken within ten-years from the date of death of the Annuitant,

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

ANNUITY BENEFIT PAYMENTS

Determination of the First Variable Annuity Benefit Payment. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

•  For life annuity options and noncommutable fixed period certain options of ten years or more, the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

•  For all commutable fixed period certain options, any noncommutable fixed period certain option of less than ten years and all variable period certain options, the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

•  For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

The Annuity Unit. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

Determination of the Number of Annuity Units. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

Dollar Amount of Subsequent Variable Annuity Benefit Payments. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

NORRIS DECISION

In the case of Arizona Governing Committee v. Norris, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

COMPUTATION OF VALUES

The Accumulation Unit. Each net payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX B—MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

Net Investment Factor. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is determined by the following formula:

(1)  divided by (2) minus 3, where:

(1) is:

•  the net asset value per share of the Fund held in the Subaccount as of the end of the current Valuation Period; plus

•  the per share amount of any dividend or capital gain distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

•  a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

(2)  is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

(3)  is the factor representing asset-based charges (the mortality and expense risk charge, and the administration charge)

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below.

VARIABLE ACCOUNT DEDUCTIONS (BASE CONTRACT EXPENSES)

Mortality and Expense Risk Charge. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

Administrative Expense Charge. The Company assesses each Sub-Account with a daily charge equal to an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

FUND CHARGES

Charges are deducted from, and expenses are paid out of, the assets of the Funds as described in the prospectuses for the Funds.

CONTRACT FEE

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $30 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that investment option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the class of "eligible persons" as defined in "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" below.

OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers an optional Enhanced Earnings Rider that the Owner may elect at issue if the Annuitant has not yet attained age 76. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable monthly charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of 0.25%. For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the applicable monthly charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of the following:

1. Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with a ten-year waiting period:	0.25%
2. Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with a fifteen-year period:	0.15%

For more information about the M-GAP Rider, see "APPENDIX E—DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1.  if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

2.  the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contracts Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories:

(1)  New Payments—payments received by the Company during the nine years preceding the date of the surrender;

(2)  Old Payments—accumulated payments invested in the Contract for more than nine years; and

(3)  the amount available under the Withdrawal Without Surrender Charge provision.

See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

Charges for Surrender and Withdrawal. If the Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The surrender charge is as follows:

Complete Years from Date of Payment	Charge as Percentage of New Payments Withdrawn
Less than 2	8%
Less than 3	7%
Less than 4	6%
Less than 5	5%
Less than 6	4%
Less than 7	3%
Less than 8	2%
Less than 9	1%
Thereafter	0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 8.0% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.

WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

Physical Disability or Admission to Medical Care Facility. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

In addition, except in New Jersey (where not permitted by state law), the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

(1)  admitted to a medical care facility after the issue date and remains confined there until the later of one year after the issue date or 90 consecutive days; or

(2)  first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care, which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under the Contract will be accepted unless required by state law.

Other Reductions or Eliminations of Surrender Charges. From time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

(1)  the size and type of group or class, and the persistency expected from that group or class;

(2)  the total amount of payments to be received, and the manner in which payments are remitted;

(3)  the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

(4)  other transactions where sales expenses are likely to be reduced; or

(5)  the level of commissions paid to registered representatives, selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on contracts, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"):

(1)  any employee and director of the Company;

(2)  any retiree who elected to retire on his/her retirement date;

(3)  the immediate family members of those persons identified in (1) and (2) above residing in the same household; and

(4)  any beneficiary who receives a death benefit under a deceased employees or retiree's progress sharing plan.

For purposes of the above class of individuals, "the Company" includes affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date as defined in the Company's pension plan or any successor plan, and "progress sharing" means the First Allmerica Financial Life Insurance Company Employee's Matched Savings Plan or any successor plan.

Finally, if permitted under state law, surrender charges will be waived under a Section 403(b) Contract where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract.

Withdrawal Without Surrender Charge. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:

100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is:

10% of the Accumulated Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and

Where (3) is:

The amount calculated under the Company's life expectancy distribution option (see "Life Expectancy Distributions" above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $1,530 which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge Amount first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in first-out ("LIFO") basis. This means that the earnings credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

Surrenders. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the Withdrawal Without Surrender Charge Amount described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Service Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT, and see FEDERAL TAX CONSIDERATIONS.

Charge at the Time Annuity Benefit Payments Begin. If the Owner chooses any commutable period certain option or a noncommutable fixed period certain option for less than ten years, a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for ten years or more. A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

Investment Options. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account, on any date other than on the day following the expiration of that Guarantee Period, will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

Market Value Adjustment. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment will apply to amounts deducted for Contract fees or rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "STANDARD DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value

Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

[(1+i)/(1+j)]n/365 – 1

where:  i  is the Guaranteed Interest Rate expressed as a decimal for (example: 3% = 0.03) being credited to the current Guarantee Period;

  j  is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

  n  is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. In this situation, the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX C—SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

Program to Protect Principal and Provide Growth Potential. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, less any Contract fees or charges that are applicable to the Guarantee Period Accounts. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT.

Withdrawals. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or of any transaction involving a Contract.

Temporary Rules under CARES Act. On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans. This relief generally only applies during 2020. These changes are discussed below under "Qualified Plans, Temporary Rules under the CARES Act." The CARES Act does not change the tax rules applicable to non-qualified Policies.

B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Variable Account are treated as a part of our total operations. The Variable Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Variable Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Variable Account, then we may charge the Variable Account to pay these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. Tax Deferral During Accumulation Period

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

•  the Contract must be owned by an individual;

•  Variable Account investments must be "adequately diversified";

•  we, rather than you, must be considered the Owner of Variable Account assets for federal tax purposes; and

•  annuity payments must appropriately amortize Purchase Payments and Contract earnings; and

•  distributions are generally required upon death.

Non-natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

•  certain Contracts acquired by a decedent's estate due to the death of the decedent;

•  certain Qualified Contracts;

•  certain Contracts used with structured settlement agreements; and

•  certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Variable Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Variable Account will be considered "adequately diversified."

Ownership Treatment. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Variable Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Definition of Spouse under Federal Law. The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes.

Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Transfers, Assignments, or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax adviser as to the tax consequences.

Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Variable Account assets.

2. Taxation of Partial and Full Withdrawals

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.

3. Taxation of Annuity Payments

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. Taxation of Death Benefit

Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, a death benefit is includible in income and:

•  if distributed in a lump sum is taxed like a full withdrawal, or

•  if distributed under an Annuity Option is taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows:

•  if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the contract, or

•  if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

•  received on or after you reach age 59 1/2,

•  received due to your disability (as defined in the federal tax law);,

•  made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

•  made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law),

•  made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

•  made with annuities used with certain structured settlement agreements.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments. Other exceptions may apply.

6. Aggregation of Contracts

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Exchange of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

8. Partial Annuitization

If part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. Persons intending to use the contract in connection with qualified plans should consult a tax adviser.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

1. Temporary Rules under the CARES Act

On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.

Required Minimum Distributions. The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020. The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.

This relief applies both to lifetime and post-death minimum distributions due in 2020. In that regard, the CARES Act also provides that if the post-death 5-year rule described below under "Required Distributions upon Your Death, Prior law" applies, the 5-year period is determined without regard to calendar year 2020. It is unclear whether this special exception extends to the 10-year period also described below under "Required Distributions upon Your Death, The new law."

Distributions. The CARES Act provides relief for coronavirus-related distributions made from an "eligible retirement plan" (defined below) to a "qualified individual" (also defined below). The relief—

•  Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457 of the Code;

•  Provides an exception to the 10% Additional Tax under section 72(t) of the Code;

•  Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;

•  Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•  Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an "eligible retirement plan" within the meaning of section 402(c)(8)(B) of the Code, i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements. The relief is limited to aggregate distributions of $100,000. The relief applies to such distributions made at any time during the 2020 calendar year.

Plan Loans. The CARES Act provides the following relief with respect to plan loans taken by any "qualified individual" (as defined below)—

•  For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•  The due date under the Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, is delayed for one year.

Individuals Eligible for Withdrawal and Loan Relief. Only a "qualified individual" is eligible for the withdrawal and loan relief provided under the CARES Act. A "qualified individual" is an individual in one of the following categories:

•  The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•  The individual's spouse or dependent is diagnosed with such virus or disease; or

•  The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee's certification that the employee is a qualified individual as defined above.

2. Required Minimum Distributions In General

Qualified Contracts are subject to special tax rules specifying the time at which distributions must begin and the amount that must be distributed each year. Distributions of minimum amounts must generally begin by the "required beginning date." In the case of Individual Retirement Annuities, this generally means April 1 of the calendar year following the calendar year in which the Owner attains age 72 (or age 70 1/2 for Owners born before July 1, 1949). The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 72 (age 70 1/2 if the Owner was born before July 1, 1949) or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The standard death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

3. Required Minimum Distributions Upon Your Death

Upon your death under an IRA, Roth IRA, 403(b), or other employer sponsored defined contribution plan, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Code. The death benefit provisions of your qualified Policy shall be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (SECURE Act), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances.

•  Prior law. Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the "5-year rule"), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the "lifetime payout rule"). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the "at-least-as-rapidly rule").

•  The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB") or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB's death.

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB's death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority (age 18), and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust as individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several expectations. However, if you are an employee under a governmental plan, such as a governmental 457(b) plan, the new law applies to your interest in that plan only if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan only if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary's death. Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the new post-death distribution requirements.

As a general matter, however, the new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to annuity contracts purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

•  Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

4. Additional Tax on Early Distributions

A 10% additional tax may apply to the taxable amount of payments from Qualified Contracts. There are exceptions to this additional tax which vary depending on the type of qualified Contract. For Individual Retirement Annuities, the additional tax does not apply, for example, to a payment:

•  received after you reach age 59 1/2,

•  received after your death or because of your disability, or

•  made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the additional tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses, in the case of a qualified birth or adoption, or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

5. Other Considerations

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

6. Qualified Plan Types

Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Simplified Employee Pensions (SEP IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

•  Roth IRA contributions are never deductible,

•  "qualified distributions" from a Roth IRA are excludable from income,

•  mandatory distribution rules do not apply before death,

•  a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

•  special eligibility requirements apply, and

•  contributions to a Roth IRA can be made during the Owner's lifetime.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax generally does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

Pension and Profit-Sharing Plans. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options or to make a partial or full withdrawal of the Contract. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•  earnings on those contributions; and

•  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), upon the birth or adoption of a child, or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements and decline those that are not.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

7. Direct Rollovers

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

•  minimum distributions required under Section 401(a)(9) of the Code;

•  certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments;" and

•  hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. The withholding rate for the taxable portion of non-periodic payments is 10%. The withholding rate for eligible rollover distributions is 20%.

F. OTHER TAX ISSUES

1. Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

2. Medicare Tax

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

3. Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

4. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. In addition, we may request certain documentation to establish your status for tax purposes in order to comply with the Foreign Account Tax Compliance Act ("FATCA"). If we do not have the appropriate documentation on file it could affect the rate at which we are required to withhold tax. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

5. Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

6. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Funds. At least annually, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to Owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Loans from qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. Failure to follow these rules will result in the loan being treated as a withdrawal includible in income and possibly subject to a 10% additional tax. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.)

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Sub-Account investing in the Goldman Sachs Government Money Market Fund.

Amounts borrowed under a Contract do not participate in the investment experience of the Contract's investment options, and can therefore affect your Accumulated Value and death benefit whether or not the loan is repaid.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your 403(b) or qualified plan.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to close Sub-Accounts to new investments or transfers, and to make substitutions for the shares of the funds that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Funds no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

(1)  transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class;

(2)  to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;

(3)  to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act;

(4)  to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account;

(5)  to change the methodology for determining the net investment factor;

(6)  to change the names of the Variable Account or of the Sub-Accounts; and

(7)  to combine with other Sub-Accounts or other Variable Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

ADDITIONAL INFORMATION

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

ADDITIONAL INFORMATION ABOUT BUSINESS CONTINUITY RISK

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and 2019-nCoV (the "Coronavirus"). In December 2019, an initial outbreak of the Coronavirus was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, including in the United States. The Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread "work from home" and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale, including in the United States. The World Health Organization has declared the Coronavirus outbreak a pandemic.

The continuing spread of the Coronavirus could have a material adverse impact on the global economy, and could have a material adverse effect on the liquidity, financial condition and operating results of the Commonwealth Annuity and Life Insurance Company, and our parent companies, The Global Atlantic Financial Group LLC and KKR & Co. Inc.

In particular, increased market volatility and changes in interest rates due to the Coronavirus pandemic could have an adverse impact on the Company's investment portfolio. The pandemic may impact mortality, morbidity and contract owner behavior in unexpected ways, including with respect to annuities. In addition, the operations of the Company in certain jurisdictions could be adversely impacted, including through quarantine measures and travel restrictions imposed in particular on key personnel of the Company, and any related health issues of such personnel. In addition, the Company's operations could be disrupted if any key personnel members contract the Coronavirus and/or any other infectious disease. Similar consequences may arise with respect to other comparable infectious diseases.

ADDITIONAL INFORMATION ABOUT CYBER SECURITY RISK

We are exposed to risks related to natural and man-made disasters and catastrophes, diseases, epidemics, pandemics, malicious acts, war, cyber-attacks, terrorist acts and climate change, which could adversely affect our operations and results.

While we have obtained insurance, implemented risk management and contingency plans, and taken preventive measures and other precautions, no assurance can be given that there are not scenarios that could have an adverse effect on our operations and results. A natural or man-made disaster or catastrophe, including a severe weather or geological event such as a storm, tornado, fire, flood or earthquake, disease, epidemic, pandemic, malicious act, cyber-attack, terrorist act, or the occurrence of climate change, could cause our workforce, or that of our third-party administrators, to be unable to engage in operations at one or more of our facilities or result in short- or long-term interruptions in our business operations, any of which could be material to our operating results for a particular period. Certain of these events could also adversely affect our mortality, morbidity or other experience, and have a significant negative impact on our operations and results. In addition, claims arising from the occurrence of such events or conditions could have a material adverse effect on our business, results of operations and financial condition. Such events or conditions could also have an adverse effect on surrenders of existing contracts, as well as sales of new contracts. In addition, such events or conditions could result in significant physical damage and destruction to, and a decrease or halt in economic activity in, large geographic areas, adversely affecting our business within such geographic areas and/or the general economic climate. Such events or conditions could also have a significant impact on our investments, for example by damaging or destroying physical assets we invest in or impacting the financial performance of loans or securities collateralized by loans. Such events or conditions could also result in additional regulation or restrictions on the conduct of our business. The possible macroeconomic effects of such events or conditions could also adversely affect our investments, as well as many other aspects of our business, financial condition and results of operations. Our risk management efforts, insurance and other precautionary plans and activities may not adequately predict or offset the impact of such events on our business, results of operations and financial condition.

A breach of information security or other unauthorized data access could have an adverse impact on our business and reputation.

In the ordinary course of business, we collect, process, transmit, and store large quantities of personal financial and health information, information from our clients such as ceding insurers, and other confidential and sensitive data about our customers, as well as proprietary business information, collectively referred to herein as "Sensitive Information." The secure processing, storage, maintenance, and transmission of Sensitive Information are vital to our operations and business strategy. Our business depends on our customers' willingness to entrust us with their personal information and any failure, interruption or breach in security could result in disruptions to our critical systems and adversely affect our customer relationships. Cyber-incidents can result from deliberate attacks or unintentional events. These incidents can include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or Sensitive Information, corrupting data or causing operational disruption. Although we take reasonable efforts to protect Sensitive Information, including internal processes and technological defenses that are preventative or detective, and other controls we believe to be commercially reasonable designed to provide multiple layers of security, Sensitive Information that we maintain may be vulnerable to attacks by computer hackers, to physical theft by other third-party criminals, or to other compromise due to employee error or malfeasance. Attacks may include both sophisticated cyber-attacks perpetrated by organized crime groups, "hacktivists" or state-sponsored groups as well as nontechnical attacks ranging from sophisticated social engineering to simple extortion, ransomware or threats, which can lead to unauthorized access, disclosure, disruption or further attacks. We have incurred costs and may incur significant additional costs in order to implement the security measures we feel are appropriate to protect our information security systems. Administrative and technical controls and other preventive actions taken to reduce the risk of cyber-incidents and protect our information technology may be insufficient to prevent physical and electronic break-ins, cyber-attacks or other security breaches to such computer systems, and such events may expose us to civil and criminal liability, regulatory action, theft of Company or customer funds, harm our reputation among customers, deter people from purchasing our products, cause system interruptions, require significant technical, legal and other remediation expenses or otherwise have a material adverse impact on our business, results of operations and financial condition.

Third parties to whom we outsource certain functions and vendors with whom we partner are also subject to the risks outlined above. Although we exercise due diligence of third party service providers and impose appropriate cybersecurity standards where feasible, we are dependent on third parties who manage our contract owner data, other third-party service providers of software that we use, outside investment managers as well as outside advisors who have our corporate information, to protect data. Anyone who is able to circumvent the security measures and penetrate the information technology systems of such third-parties could access, view, misappropriate, alter or delete information in the systems, including information about our contract owner and business operations. The maintenance and implementation of information security systems at such third parties is not within our control, and if such a third party suffers a breach of information security involving our Sensitive Information, such breach may result in us incurring substantial costs and other negative consequences, and could have a material adverse effect on our business, results of operations and financial condition.

Losses or interruptions due to system failures or physical locations being unavailable to conduct business could have an adverse impact on our business and reputation.

Network, utility, telecommunications, business systems, hardware and/or software failures due to a computer virus or cyber-attack, such as a distributed denial of service attack, could prevent us from conducting our business for a sustained period of time. In addition, our employees or agents could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner or our employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system. Our facilities could be inaccessible due to a disaster, natural or man-made catastrophe, blackout, terrorist attack or war. Even if our employees are able to report to work, they may be unable to perform their duties for an extended period of time if our data or systems are disabled or destroyed. In addition, our third-party administrators face the same risks, which could result in an inability to service our products. We could be adversely impacted by any disruption of our ability to conduct business. As a result of such risks, our ability to maintain, improve and continue to develop our operational processes and information technology systems will be crucial to the success of our business. Our business also depends on our ability to work with our business partners to meet industry and customer demands, including with respect to cybersecurity and privacy. Our failure or inability to do so may cause reputational harm and could have a material impact on our business, financial condition and results of operations.

In addition, we are dependent on third parties' information technology and other operational systems for processing certain contract owner data and data for our investment portfolio, which includes providing information to us to enable us to complete our GAAP and statutory financial statements. These third parties could experience a failure of one of these systems, their employees or agents could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner, or their employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system. Should their systems fail to accurately record information pertaining to our contract owner or investment portfolio, we may inadvertently include inaccurate information in our financial statements and experience a lapse in our internal control over financial reporting. The failure of any one of these systems for any reason, or errors made by their employees or agents, could in each case cause significant interruptions to such third-party service provider's operations, which could adversely affect our internal control over financial reporting or have a material adverse effect on our business, financial condition and results of operations.

DISTRIBUTION

Global Atlantic Distributors LLC (the "Distributor"), a Delaware company located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT, 06103, is principal underwriter for the Policies. Global is a wholly-owned subsidiary of Global Atlantic (Fin) Company and an affiliate of the Company due to common ownership.

Your investment professional may receive compensation for selling this policy to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this policy with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this policy over another investment for which the investment professional is not compensated or compensated less.

The Company pays commissions to registered representatives who sold the policy based on a commission schedule. The Company paid commissions not to exceed 6.0% of payments to registered representatives who sold the contracts. Certain registered representatives may receive commissions not to exceed 6.0% on subsequent payments. Alternative commission schedules may be in effect that paid lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Accumulated Value. Certain managers were paid overriding commissions ranging up to no more than 2% of payments.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Contract will be retained by the Company except for amounts it may pay to Global for services it performs and expenses it may incur as principal underwriter and general distributor.

In light of the compensation that investment professionals often receive for selling life insurance policies and other investments, some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should exchange a policy you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

LEGAL MATTERS

There continues to be significant federal and state regulatory activity relating to financial services companies. We are subject to various legal proceedings and claims incidental to or arising in the ordinary course of our business. In the future, we may be subject to additional lawsuits, arbitration proceedings and/or regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of our known legal proceedings or claims to result in a material adverse effect on the Company or its Variable Account. Nonetheless, given the indeterminate amounts sought in certain of these proceedings, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

FINANCIAL INFORMATION

You can find financial statements for us and the Variable Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your financial representative or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.

GLOSSARY OF SPECIAL TERMS

Accumulated Value: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

Accumulation Unit: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

Annuitant: the person designated in the Contract upon whose life annuity benefit payments are to be made.

Annuity Date: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

Annuity Unit: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

Company (we, us, our): unless otherwise specified, any reference to the "Company" and "we," "us," and "our" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

Cumulative Earnings: the Accumulated Value reduced by total payments not previously withdrawn.

Fixed Account: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

Fund: Each Fund option (or Sub-Account) invests in the shares of a single underlying mutual fund. We refer to that underlying mutual fund as a "Fund."

General Account: all the assets of the Company other than those held in a separate account.

Guarantee Period: the number of years that a Guaranteed Interest Rate is credited.

Guarantee Period Account: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

Guaranteed Interest Rate: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

Market Value Adjustment: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

Owner (You): the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

Service Office: Se2, LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se2") provides administrative, accounting, and other services to the Company. The principal administrative offices of se2 are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-7881.

Sub-Account (or Fund option): a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Fund.

Surrender Value: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

Valuation Date: a day on which the net asset value of the shares of any of the Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Date to the next.

Variable Account: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company. Assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

APPENDIX A

FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at cwannuity.se2.com/#204. You can also request this information at no cost by calling 1-800-533-7881 or emailing us at annuityservicecenter@gafg.com.

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund's past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund — Series I Advised by Invesco Advisers, Inc.	0.98%	14.46%	9.43%	13.09%
Seeks total return.	Invesco V.I. Conservative Balanced Fund (formerly Invesco Oppenheimer V.I. Conservative Balanced Fund) — Series II(2) Advised by Invesco Advisers, Inc.	0.92%	14.59%	7.73%	7.18%
Seeks total return.	Invesco V.I. Global Strategic Income Fund (formerly Invesco Oppenheimer V.I. Global Strategies Income Fund) — Series II(2) Advised by Invesco Advisers, Inc.	1.16%	2.99%	4.15%	3.34%
Seeks to provide a high level of current income.	Eaton Vance VT Floating-Rate Income Fund — Initial Class(1) Advised by Eaton Vance Management	1.20%	2.00%	4.22%	3.22%
Seeks to provide total return.	Global Atlantic BlackRock Allocation Portfolio — Class I Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.47%	14.46%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Core Portfolio — Class I Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.50%	19.69%	—	—

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined International Core Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.78%	10.42%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.65%	36.52%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Small Cap Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.91%	20.41%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Value Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.56%	4.14%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined U.S. Core Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.75%	18.67%	—	—
Seeks to provide total return.	Global Atlantic BlackRock High Yield Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by BlackRock Investment Management, LLC	0.61%	5.79%	—	—

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to provide total return consisting of capital appreciation and income.	Global Atlantic Goldman Sachs Core Fixed Income Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	0.49%	9.49%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic Goldman Sachs Global Equity Insights Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	1.02%	12.49%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio — Class I(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	0.48%	31.73%	—	—
Seeks to provide long-term capital appreciation.	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio — Class II(2) Advised by Global Atlantic Investment Advisers, LLC Sub-advised by Goldman Sachs Asset Management, L.P.	0.91%	-0.03%	—	—
Seeks to achieve investment results that correspond to the aggregate price and yield performance of the benchmark index that measures the investment returns of large capitalization stocks.	Goldman Sachs Equity Index Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P. Sub-Advised by SSgA Funds Management, Inc.	0.48%	17.48%	14.66%	13.38%
Seeks total return while seeking to provide volatility management.	Goldman Sachs Global Trends Allocation Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P.	0.96%	4.10%	5.64%	—

			Average Annual Total Returns (as of Dec. 31, 2020)
Fund Objective	Fund — Share Class (Adviser / Sub-Adviser)	Current Expenses	1 Year	5 Year	10 Year
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P.	0.43%	0.27%	0.83%	0.42%
Seeks to provide a high level of current income, consistent with low volatility of principal.	Goldman Sachs High Quality Floating Rate Fund — Service Shares(2) Advised by Goldman Sachs Asset Management, L.P.	0.61%	0.58%	1.31%	1.54%
Seeks total return.	MFS® Utilities Series — Service Class Advised by MFS	1.04%	5.62%	11.10%	8.93%
Seeks long-term growth of capital. Current income is a secondary objective.	Pioneer Real Estate Shares VCT Portfolio — Class II Advised by Amundi Asset Management US, Inc.	1.71%	-7.52%	3.61%	7.74%

(1)  Effective November 15, 2010, the Eaton Vance VT Floating-Rate Fund closed to new payment allocations and transfers of Contract Value.

(2)  This Fund's annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

APPENDIX B

MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX B have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least nine full Contract years.

Transfers to or from the Fixed Account. Transfers to or from the Fixed Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

B-1

APPENDIX C

SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Surrender Charges

Full Surrender—Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

Contract Year	Hypothetical Accumulated Value	Withdrawal Without Surrender Charge Amount	Surrender Charge Percentage	Surrender Charge
1.	$54,000.00	$5,400.00	8%	$3,888.00
2.	58,320.00	8,320.00	8%	4,000.00
3.	62,985.60	12,985.60	7%	3,500.00
4.	68,024.45	18,024.45	6%	3,000.00
5.	73,466.40	23,466.40	5%	2,500.00
6.	79,343.72	29,343.72	4%	2,000.00
7.	85,691.21	35,691.21	3%	1,500.00
8.	92,546.51	42,546.51	2%	1,000.00
9.	99,950.23	49,950.23	1%	500.00
10	107,946.25	57,946.25	0%	0.00

Withdrawals—Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Value.

Contract Year	Hypothetical Accumulated Value	Withdrawals	Withdrawal Without Surrender Charge Amount	Surrender Charge Percentage	Surrender Charge
1	$54,000.00	$0.00	$5,400.00	8%	$0.00
2	58,320.00	0.00	8,320.00	8%	0.00
3	62,985.60	0.00	12,985.60	7%	0.00
4	68,024.45	30,000.00	18,024.45	6%	718.53
5	41,066.40	10,000.00	4,106.68	5%	294.67
6	33,551.72	5,000.00	3,355.17	4%	65.79
7	30,835.85	10,000.00	3,083.59	3%	207.49
8	22,502.72	15,000.00	2,250.27	2%	254.99
9	8,102.94	0.00	810.29	1%	0.00
10	8,751.17	0.00	1,248.45	0%	0.00

Part 2: Market Value Adjustment

The market value factor is: [(1+i)/(1+j)]n/365 – 1

For purposes of the examples below:

i =  the guaranteed interest rate being credited to the guarantee period.

j =  the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

n =  the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

1.  The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

2.  The date of surrender is seven years (2,555 days) from the expiration date.

3.  The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

4.  No transfers or withdrawals affecting this Guarantee Period Account have been made.

5.  Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Negative Market Value Adjustment (Capped)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

The market value factor	=	[(1+i)/(1+j)]n/365 – 1
	=	[(1+.08)/(1+.11)]2555/365 – 1
	=	(.97297)[7] – 1
	=	– .17452
The Market Value Adjustment	=	Maximum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%
	=	Maximum ( – .17452 x $62,985.60 or – $8,349.25)
	=	Maximum ( – $10,992.38 or – $8,349.25)
	=	$8,349.25

*  Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

Negative Market Value Adjustment (Uncapped)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

The market value factor	=	[(1+i)/(1+j)]n/365 – 1
	=	[(1+.08)/(1+.10)]2555/365 – 1
	=	(.98182)[7] – 1
	=	– .12054
The Market Value Adjustment	=	the market value factor multiplied by the withdrawal
	=	.12054 x $62,985.60
	=	– $7,592.11

**  Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

Positive Market Value Adjustment (Capped)*

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

The market value factor	=	[(1+i)/(1+j)]n/365 – 1
	=	[(1+.08)/(1+.05)]2555/365 – 1
	=	(1.02857)[7] – 1
	=	.21798
The Market Value Adjustment	=	Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over 3%
	=	Minimum of (.21798 x $62,985.60 or $8,349.25)
	=	Minimum of ($13,729.78 or $8,349.25)
	=	$8,349.25

*  Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

Positive Market Value Adjustment (Uncapped)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

The market value factor	=	[(1+i)/(1+j)]n/365 – 1
	=	[(1+.08)/(1+.07)]2555/365 – 1
	=	(1.00935)[7] – 1
	=	.06728
The Market Value Adjustment	=	the market value factor multiplied by the withdrawal
	=	.06728 x $62,985.60
	=	$4,237.90

**  Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

APPENDIX D

STANDARD DEATH BENEFIT

Part 1: Death of the Annuitant

Death Benefit Assuming No Withdrawals

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

Contract Year	Hypothetical Accumulated Value	Withdrawal Market Value Adjustment	Death Benefit (a)	Death Benefit (b)	Death Benefit (c)	Hypothetical Death Benefit
1	$53,000.00	$0.00	$53,000.00	$52,500.00	$50,000.00	$53,000.00
2	53,530.00	500.00	54,030.00	55,125.00	53,000.00	55,125.00
3	58,883.00	0.00	58,883.00	57,881.25	55,125.00	58,883.00
4	52,994.70	500.00	53,494.70	60,775.31	58,883.00	60,775.31
5	58,294.17	0.00	58,294.17	63,814.08	60,775.31	63,814.08
6	64,123.59	500.00	64,623.59	67,004.78	63,814.08	67,004.78
7	70,535.95	0.00	70,535.95	70,355.02	67,004.78	70,535.95
8	77,589.54	500.00	78,089.54	73,872.77	70,535.95	78,089.54
9	85,348.49	0.00	85,348.49	77,566.41	78,089.54	85,348.49
10	93,883.34	0.00	93,883.34	81,444.73	85,348.49	93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a), (b), or (c).

Death Benefit Assuming Withdrawals

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

Year	Hypothetical Accumulated Value	Withdrawals	Withdrawal Market Value Adjustment	Death Benefit (a)
1	$53,000.00	$0.00	$0.00	$53,000.00
2	53,530.00	0.00	500.00	54,030.00
3	3,883.00	50,000.00	0.00	3,883.00
4	3,494.70	0.00	500.00	3,994.70
5	3,844.17	0.00	0.00	3,844.17
6	4,228.59	0.00	500.00	4,728.59
7	4,651.45	0.00	0.00	4,651.45
8	5,116.59	0.00	500.00	5,616.59
9	5,628.25	0.00	0.00	5,628.25
10	691.07	5,000.00	0.00	691.07

Year	Death Benefit (b)	Death Benefit (c)	Hypothetical Death Benefit
1	$52,500.00	$50,000.00	$53,000.00
2	55,125.00	53,000.00	55,125.00
3	4,171.13	3,972.50	4,171.13
4	4,379.68	4,171.13	4,379.68
5	4,598.67	4,379.68	4,598.67
6	4,828.60	4,598.67	4,828.60
7	5,070.03	4,828.60	5,070.03
8	5,323.53	5,070.03	5,616.59
9	5,589.71	5,616.59	5,628.25
10	712.70	683.44	712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a), (b), or (c).

Part 2: Death of the Owner Who is Not the Annuitant

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

Year	Hypothetical Accumulated Value	Hypothetical Market Value Adjustment	Hypothetical Death Benefit
1	$53,000.00	$0.00	$53,000.00
2	53,530.00	500.00	54,030.00
3	58,883.00	0.00	58,883.00
4	52,994.70	500.00	53,494.70
5	58,294.17	0.00	58,294.17
6	64,123.59	500.00	64,623.59
7	70,535.95	0.00	70,535.95
8	77,589.54	500.00	78,089.54
9	85,348.49	0.00	85,348.49
10	93,883.34	0.00	93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

APPENDIX E

MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a)  the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b)  the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c)  the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

Amount of the withdrawal

Accumulated Value determined immediately prior to the
withdrawal

Exercising the M-GAP Rider.

•  The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

•  The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

•  The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

Terminating the M-GAP Rider.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

E-1

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

CONTRACT ANNIVERSARY AT EXERCISE	MINIMUM GUARANTEED BENEFIT BASE	MINIMUM GUARANTEED ANNUAL INCOME(1)
10	$162,889	$12,153
15	$207,892	$17,695

(1)  Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years. See "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

E-2

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Variable Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus.

You may request a free copy of the SAI or submit inquiries by:

•  Mailing: Commonwealth Annuity and Life Insurance Company
PO Box 758554
Topeka, Kansas 66675

•  Calling: 1-800-533-7881

You may also obtain reports and other information about the Variable Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000026811

STATEMENT OF ADDITIONAL INFORMATION

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA-K

COMMONWEALTH ANNUITY ADVANTAGE

EXECANNUITY PLUS 93 AND EXECANNUITY PLUS 91

FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses dated April 30, 2021 (the “Prospectuses”) for Commonwealth Annuity Advantage and ExecAnnuity Plus, each a flexible payment deferred variable and fixed annuity contract of Separate Account VA-K (the "Separate Account" or the "Variable Account")of Commonwealth Annuity and Life Insurance Company. The Prospectuses may be obtained from Annuity Client Services, Commonwealth Annuity and Life Insurance Company, PO Box 758554, Topeka, KS 66675, telephone 1-800-533-7881.

Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectuses.

DATED April 30, 2021

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT AND ADDITIONAL RISK INFORMATION	3

GENERAL INFORMATION AND HISTORY	3

SERVICES	3

UNDERWRITERS	4

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION	5

FINANCIAL STATEMENTS	6

FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY AND SEPARATE ACCOUNT VA-K	F-1

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

All non-principal risks of investing in the Contracts are disclosed in the Prospectuses.

GENERAL INFORMATION AND HISTORY

The Company’s principal office (the “Principal Office”) is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.

Prior to December 31, 2005,  the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group (“THG” formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. (“Goldman Sachs”). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Group Limited (“Global Atlantic”). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company.  Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company.  The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company (“GAFC”), which is a wholly owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFGL”). Prior to February 1, 2021, GAFG was approximately 21% owned by The Goldman Sachs Group, Inc. (“Goldman Sachs”) and approximately 79% owned by third party investors, individuals and employees, none of whom owned more than 9.9%. On February 1, 2021, KKR & Co. Inc. acquired Global Atlantic. The Company became an indirect majority- owned subsidiary of KKR & Co. Inc. Global Atlantic (Fin) Company (“GAFC”), a Delaware corporation, owns 100% of the Company. GAFC is a direct, wholly owned subsidiary of Global Atlantic Financial Limited, which in turn is a direct wholly owned subsidiary of Global Atlantic Financial Group Limited (“GAFGL”). GAFGL is a direct wholly owned subsidiary of The Global Atlantic Financial Group LLC, which is majority-owned by KKR Magnolia Holdings LLC, which in turn is a subsidiary of KKR & Co. Inc.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Separate Account was established on November 1, 1990 as a separate account of the Company. The Separate Account  is registered as a unit investment trust under the 1940 Act.

SERVICES

SERVICE PROVIDERS

Custodian of Securities. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account’s ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is the Company’s Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Boston, MA 02210.

Mail Room and Administrative Services. The Company has retained se2, LLC, an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, LLC. are located at One Security Benefit Place, Topeka, Kansas, 66636.

We have entered into an administrative services agreement with Se2, LLC (Se2), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Contract Owners. Pursuant to the administrative services agreement, we pay Se2 a monthly fee for each inforce contract.

Experts. The statutory financial statements and supplemental schedules of Commonwealth Annuity and Life Insurance Company and the financial statements of Separate Account VA-K of Commonwealth Annuity and Life Insurance Company as of December 31, 2020 and for the period then ended, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company are ultimately controlled by Global Atlantic Financial Group Limited. In connection with the acquisition of a majority of the interests of Global Atlantic Financial Group Limited (the “Global Atlantic acquisition”) on February 1, 2021 by an indirect subsidiary of KKR & Co. Inc., PricewaterhouseCoopers LLP completed an independence assessment to evaluate the services and relationships with the entities that became upstream affiliates of Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company, including KKR & Co. Inc., as well as entities that became affiliated entities under common control of KKR & Co. Inc. on February 1, 2021, the closing date of the Global Atlantic acquisition that bear on PricewaterhouseCoopers LLP’s independence under the SEC and the Public Company Accounting Oversight Board (United States) (“PCAOB”) independence rules. Various services provided by PricewaterhouseCoopers LLP to and relationships between PricewaterhouseCoopers LLP and entities becoming affiliates of Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company, including affiliated entities under common control of KKR & Co. Inc., were identified that are inconsistent with the auditor independence rules provided in Rule 2-01 of Regulation S-X. For each of the services and relationships identified, PricewaterhouseCoopers LLP provided to those charged with governance for Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company an overview of the facts and circumstances surrounding the services and relationships, including the relevant entities and PricewaterhouseCoopers LLP member firms involved, the nature and scope of the services ongoing on the closing date of the Global Atlantic acquisition that were expected to be ongoing during the period between the close of the Global Atlantic acquisition and the conclusion of the audits, an estimation of the fees to be earned related to those services and relationships during the period between the close of the Global Atlantic acquisition and the conclusion of the audits, and other relevant factors bearing on auditor independence. The business relationships and services became impermissible only as a result of the Global Atlantic acquisition on February 1, 2021 and none of the impermissible services and relationships had or will have any impact on the December 31, 2020 financial statements of Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company audited by PricewaterhouseCoopers LLP. Additionally, none of the PricewaterhouseCoopers LLP audit engagement team members for the Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company audits were involved with the impermissible services or business relationships. The services and relationships identified between PwC and entities that became upstream affiliates of Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company, including KKR & Co. Inc., as well as entities that became affiliated entities under common control of KKR & Co. Inc. included: (i) the provision of management-related functions, including bookkeeping services, outsourcing services, project management services, system implementation services, and the preparation and filing of documents with non-tax authorities; (ii) the provision of tax and due diligence services under contingent fee arrangements; (iii) legal and expert services and (iv) business relationships.

Based on the totality of the information provided, both individually and in the aggregate, both PricewaterhouseCoopers LLP and those charged with governance for Commonwealth Annuity and Life Insurance Company and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company concluded that PricewaterhouseCoopers LLP is capable of exercising objective and impartial judgment in connection with the audits of Commonwealth Annuity and Life Insurance Company’s financial statements and Separate Account VA-K of Commonwealth Annuity and Life Insurance Company’s financial statements as of and for the period ended December 31, 2020.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

UNDERWRITERS

Global Atlantic Distributors LLC, a Delaware company located at One Financial Plaza, 755 Main Street, 24 Floor, Hartford, CT 06103 (“Distributor”) is principal underwriter for the Contracts. Distributor is a corporation organized and existing under the laws of the state of Delaware, and is a majority-owned subsidiary of KKR & Co. Inc. Distributor is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company has effectively ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs.

The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the Contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1.0% of Accumulated Value.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectuses. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company’s general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

The aggregate amounts of commissions paid to Global Atlantic for the years  2018, 2019 and 2020 were $1,439,760.41, $1,347,211.27, and $1,157,827.12, respectively. No commissions were retained by Global Atlantic for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectuses) for the years 2018, 2019 and 2020.

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under “Computation of Values” in the Prospectus.

Illustration of Variable Annuity Benefit Payment Calculation Using Hypothetical Example. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

Method For Determining Commuted Value On Variable Annuity Period Certain Options And Illustration Using Hypothetical Example. The Contract offers both commutable and non-commutable fixed period certain annuity options and commutable variable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program from time to time. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:

•                                          must be new payments to the Contract, including the initial payment,

•                                          must be allocated to the Fixed Account, which will be the source account,

•                                          must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

•                                          will receive the enhanced rate while they remain in the Fixed Account.

Any new eligible payments made to an existing Enhanced Automatic Transfer program will start a new Enhanced Automatic Transfer program. In this case, the following rules apply:

•                                          The money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount.

•                                          The new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

FINANCIAL STATEMENTS

The statutory financial statements and supplemental schedules of Commonwealth Annuity and Life Insurance Company and the financial statements of Separate Account VA-K of Commonwealth Annuity and Life Insurance Company as of December 31, 2020 and for the period then ended, included in this Statement of Additional Information were filed on April 6, 2021 on N-VPFS, and are incorporated by reference herein.

PART C. OTHER INFORMATION

ITEM 27. EXHIBITS

(a)

Vote of Board of Directors Authorizing Establishment of Registrant dated November 1, 1990 was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 to the Registration Statement (33-39702/811-06293), and is incorporated by reference herein.

(b)	Not applicable.

(c)(1)

Underwriting and Administrative Services Agreement between Commonwealth Annuity and Life Insurance Company, Forethought Distributors, LLC and Global Atlantic Financial Company was filed on April 24, 2017 in Post-Effective Amendment No. 12 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

(c)(2)

Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was previously filed on April 30, 2010 in Registrant’s Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

(d)(1)	Policy Form A was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 to the Registration Statement (33-39702/811-06293), and is incorporated by reference herein.

(d)(2)	Specimen Policy Form B was previously filed on March 1, 1996 in Post-Effective Amendment No. 10 to the Registration Statement (33-39702/811-06293), and is incorporated by reference herein.

(d)(3)	Minimum Guaranteed Annuity Payout Rider was filed on December 29, 1998 in Post-Effective Amendment No. 15 to the Registration Statement (33-39702/811/06293), and is incorporated by reference herein.

(d)(4)	EER Rider (Form 3240-01) was previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registration Statement (File Nos. 333-78245, 811-6632), and is incorporated by reference herein.

(d)(5)	EDB Rider (Form 3241-01) was previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registration Statement (File Nos. 333-78245, 811-6632), and is incorporated by reference herein.

(d)(6)

TSA Endorsement 4012-07 (Rev. 12-08) was previously filed on April 28, 2009 in Registrant’s Post-Effective Amendment No. 30 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

(e)(1)	Specimen Application Form A was previously filed on April 24, 1998 in Post- Effective Amendment No. 14 to the Registration Statement (33-39702/811-06293), and is incorporated by reference herein.

(e)(2)	Specimen Application Form B was previously filed on March 1, 1996 in Post-Effective Amendment No. 10, to the Registration Statement (33-39702/811-06293), and is incorporated by reference herein.

(f)

Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 32 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein.

(g)	Contracts of Reinsurance.

(g)(1)

Variable Annuity GMDB Reinsurance Agreement between Commonwealth Annuity and Life Insurance Company and (Canada Life) effective as of December 31, 2012 was previously filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(g)(2)

Variable Annuity GMDB Reinsurance Agreement between Commonwealth Annuity and Life Insurance Company and (Canada Life) effective as of March 31, 2012 was previously filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(g)(3)

Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance Company and Ariel Capital Reinsurance Company Limited dated April 1, 2013, was previously filed on April 30, 2014 in Post-Effective Amendment No. 35 (Registration Statement 33-39702/811-06293), and is incorporated by reference herein.

(g)(4)

Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated May 1, 2013, was previously filed on April 30, 2014 in Post-Effective Amendment No. 35 (Registration Statement 33-39702/811-06293), and is incorporated by reference herein.

(h)	Fund Participation Agreements.

(h)(1)

Amendment No. 2 dated April 30, 2010, and Amendment No. 1 dated February 21, 2008 to the Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company were previously filed on April 28, 2011 in Registrant’s Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

(h)(1)(a)

Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Registrant’s Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

(h)(2)

Amendment 1 dated April 30, 2010 to the Participation Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was filed on April 29, 2010 in Post-Effective Amendment No. 4 (Registration Statement No. 33-141019/811-22024), and is incorporated by reference herein.

(h)(2)(a)

Participation Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

(h)(3)

Eaton Vance Participation Agreement dated February 15, 2001 was previously filed on April 19, 2002 in Registrant’s Post-Effective Amendment No. 22 (Registration Statement No. 33- 39702/811-6293), and is incorporated by reference herein.

(h)(4)

Amended and Restated Participation Agreement dated May 1, 2002, and Amendment to Participation Agreement dated December 30, 2005 with MFS as filed April 22, 2019 in Post-Effective Amendment No. 40 to Registration Statement (File Nos. 33-39702/811-06293), and are incorporated by reference herein.

(h)(4)(a)

Amendment dated April 30, 2010 to Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on April 29, 2011 in Registrant’s Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(h)(4)(b)

Amendment dated June 1, 2009 to the Participation Agreement with MFS Variable Insurance Trust was previously filed on June 12, 2009 in Pre- Effective Amendment No. 1 (Registration Statement No. 333-157121/811-22024), and is incorporated by reference herein.

(h)(4)(c)

Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on April 28, 2003 in Registrant’s Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

(h)(5)

Amended and Restated Participation Agreement dated May 1, 2000, and Amendment to Participation Agreement dated June 1, 2009 with Oppenheimer as filed April 22, 2019 in Post-Effective Amendment No. 40 to Registration Statement (File Nos. 33-39702/811-06293), and are incorporated by reference herein.

(h)(5)(a)

Fund/SERV and Networking Supplement to Participation Agreement dated April 14, 2008 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Registrant’s Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(h)(5)(b)

Amendment dated April 30, 2010 to the Amended and Restated Participation Agreement by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company was filed on April 30, 2010 Post- Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

(h)(5)(c)

Amendment dated August 28, 2007 to the Amended and Restated Participation Agreement by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2009 in Post-Effective Amendment No. 30 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(h)(5)(d)

Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 28, 2003 in Registrant’s Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811- 6293), and is incorporated by reference herein.

(h)(6)

Amendment No. 3 dated February 11, 2011, Amendment dated September 1, 2010, and Fund/SERV and Networking Supplement dated August 12, 2008 to the Amended and Restated Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company were previously filed on April 28, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

(h)(6)(a)

Amendment No. 1 dated May 15, 2009 to the Amended and Restated Participation by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is incorporated by reference herein.

(h)(6)(b)

Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Registrant’s Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

(h)(7)

Participation Agreement dated October 19, 2017 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC as filed on April 26, 2018 in Post-Effective Amendment No. 39 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(i)	Administrative Contracts.

(i)(1)

Form of Service Agreement among Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the “Broker-Dealer” was previously filed on April 25, 2008 in Registrant’s Post- Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

(i)(2)

Service Agreement dated March 13, 2012 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(i)(3)

Shared Service Agreement dated August 5, 2010 by and between Commonwealth Annuity and Epoch Securities was previously filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

(i)(3)(a)

Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth was previously filed on April 30, 2015 in Post-Effective Amendment No. 36 (Registration Statement No. 033-39702/811-06293), and is incorporated by reference herein.

(i)(4)

Work Assignment dated January 2, 2014 by and between Forethought Life Insurance Company, se2, LLC, and Security Distributors, Inc., Work Assignment dated April 1, 2013 by and between se2, Inc., Security Distributors, Inc. and Commonwealth Annuity and Life Insurance Company, and Third Party Administrator Agreement (TPA) between se2, Inc., Security Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated April 1, 2013 were filed on April 16, 2021 in Amendment No. 20 of Registration Statement No. 333-182946 on Form N-4, and are incorporated by reference herein.(1)

(j)	Other Material Contracts.

Not applicable.

(k)	Opinion and Consent of Sarah M. Patterson, Managing Director, General Counsel of Individual Markets and Assistant Secretary.

(l)	Consent of Independent Registered Public Accounting Firm.

(m)	No financial statements are omitted.

(n)	Not applicable.

(o)	No applicable. The Contracts are not for sale to new investors.

(99)	POWERS OF ATTORNEY

(99)(a)	Power of Attorney for Robert Arena was filed on April 16, 2020 in Amendment No. 41 of Registration Statement No. 033-39702/811-06293 and is incorporated by reference herein.

(99)(b)	Power of Attorney for David Jacoby is filed herewith.

(99)(c)	Power of Attorney for Hanben Kim Lee was filed on April 16, 2020 in Amendment No. 41 of Registration Statement No. 033-39702/811-06293 and is incorporated by reference herein.

(99)(d)	Power of Attorney for Eric Todd was filed on April 16, 2020 in Amendment No. 41 of Registration Statement No. 033-39702/811-06293 and is incorporated by reference herein.

(99)(e)	Power of Attorney for David Wilken was filed on April 16, 2020 in Amendment No. 41 of Registration Statement No. 033-39702/811-06293 and is incorporated by reference herein.

(1) Portions of this exhibit have been omitted.

ITEM 28.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

4 World Trade Center, 51st Floor
150 Greenwich Street
New York, NY 10007

*Denotes Board of Directors

(1)         One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103

(2)         20 Guest Street, Brighton, MA 02135

(3)         19 Par-La-Ville Road, Hamilton HM 11, Bermuda

(4)         One Forethought Center, Batesville, IN 47006

(5)         10 West Market Street, Suite 2300, Indianapolis, IN 46204

(6)         3200 Southwest Freeway, Suite 1300, Houston, TX 77027

(7)         215 10th Street, 11th Floor, Des Moines, IA 50309

NAME	POSITION OR OFFICE WITH DEPOSITOR
Robert Arena, Jr.* (1)	Director, Chairman of the Board and President
Hanben Kim Lee*	Director and Executive Vice President
David Jacoby*	Director, Chief Financial Officer, and Treasurer
Eric D. Todd* (5)	Director, Managing Director
David Wilken* (7)	Director
Anup Agarwal	Chief Investment Officer
Brian Hendry	Chief Audit Executive
Daniel O’Shea (1)	Chief Administrative Officer
Lori LaForge (1)	Chief Marketing Officer
Samuel Ramos	Chief Legal Officer and General Counsel
Andrew Shainberg	Chief Compliance Officer, General Counsel for Ethics, SEC 38a-1 Chief Compliance Officer, Privacy Officer, Anti-Money Laundering Officer and Special Investigative Unit Officer
Padma Elmgart	Chief Technology Officer
Peter John Rugel (1)	Chief Operations Officer
Edward Wilson	Chief Risk Officer
Justin MacNeil (2)	Managing Director and Assistant Treasurer
Jason Kao (3)	Managing Director
Manu Sareen (3)	Managing Director
Sarah Williams	Managing Director
Mark Erickson	Managing Director and Chief Operating Officer - Investments
Phillip Sherrill	Chief Strategy Officer and Managing Director
Jonathan Hecht	Managing Director
Stephen McIntyre	Managing Director
Barrie Moskovich	Managing Director
Jason Bickler	Managing Director and Chief Distribution Officer
Dean Pentikis	Managing Director
Sarah Patterson (1)	Managing Director, General Counsel for Individual Markets and Assistant Secretary
Gary Silber	Managing Director, General Counsel for Investments, Institutional Markets & Corporate Office and Assistant Secretary
Jane S. Grosso (3)	Senior Vice President and Controller
Robert J. Egan (2)	Senior Vice President and Appointed Actuary
Kevin Kimmerling (4)	Senior Vice President, Associate General Counsel and Assistant Secretary
Lauren Scott	Senior Vice President and Head of Regulatory & Government Affairs
Douglas R. Jaworski (6)	Senior Vice President and Chief Information Security Officer
Thomas A. Doruska (7)	Senior Vice President
Peggy Poon	Senior Vice President
Kelly Rutherford (1)	Senior Vice President
Zhijiong Zhou	Senior Vice President
Jason M. Roach (2)	Managing Director
Ilya Finkler	Managing Director
Susan Fiengo (1)	Managing Director
Victoria Lau (7)	Senior Vice President
Emily LeMay (7)	Managing Director
Juan Mazzini	Senior Vice President
Kevin Leavey (2)	Senior Vice President and Product Actuary
Adam Greenhut	Vice President, Assistant General Counsel and Assistant Secretary
Kathryn Freund	Senior Vice President, Associate General Counsel and Secretary
Tonya Maxwell (7)	Senior Vice President
Jamie Muldoon (2)	Vice President
Marvin Cox (4)	Vice President
Lakshmi Krishnan (2)	Vice President
Donna Lasick (2)	Senior Vice President
Michael Paulousky (2)	Vice President
Mark Sangalang (2)	Vice President
Richard Vynalek (1)	Vice President
David Weiss (1)	Vice President

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

KKR & Co. Inc. (Delaware Corporation) ~ 67% indirect ownership KKR Group Partnership L.P. (Cayman Islands Limited Partnership) 100% indirect ownership KKR Magnolia Holdings LLC (Cayman Islands Limited Liability Company) Third Party Investors CONFIDENTIAL 61%39% The Global Atlantic Financial Group LLC (Bermuda) 100% Global Atlantic Financial Group Limited (Bermuda) GA Re Bermuda HoldCo Limited (Bermuda) 100% 100% Global Atlantic Financial Limited (Bermuda) Global Atlantic Assurance Limited (Bermuda) 100% 1%99% GA Re US HoldCo, LP (Delaware) 25% Global Atlantic Re Limited (Bermuda) 100% 75% 100% Global Atlantic (Fin) Company (Delaware) 100% 100% 100% Global Atlantic Financial Company Bermuda Limited (Bermuda) 100% Global Atlantic Insurance Network LLC (Delaware) EXL Solar HoldCo, LLC (Delaware) 100% Global Atlantic Risk Advisors, L.P. (Delaware) GA Risk Advisors, Inc. (Delaware) Global Atlantic Equipment Management, LLC (Delaware) Commonwealth Annuity & Life Insurance Company (Massachusetts) ForeLife Agency, Inc. (Indiana) ForeLife Agency, Inc. (Indiana) (Indiana) Global Atlantic Distributors, LLC (Delaware) 10% 90% Gotham Issuer, LLC (Delaware) Key: 100% Tapioca View, LLC (Delaware) Bermuda (Re)insurer 100%100%100%100% 100% Gotham Re, Inc. (Vermont) U.S. Insurance Company Captive (Re)insurer or Similar Entity NAV Solar Holdco LLC (Delaware) Forethought Life Insurance Company (Indiana) First Allmerica Financial Life Insurance Company (Massachusetts) Accordia Life and Annuity Company (Iowa) 100% 100% Cape Verity I, Inc. (Iowa) Cape Verity III, Inc. (Iowa) 100% DBE Solar Holdco LLC (Delaware) 2/1/2021

LEGAL ENTITY NAME	BUSINESS DESCRIPTION	PARENT 1	OWNERSHIP INTEREST	PARENT 2	OWNERSHIP INTEREST

Accordia Life and Annuity Company	Life insurance company	Commonwealth Annuity and Life Insurance Company	100%

Cape Verity I, Inc.	Captive reinsurer for ALAC business	Accordia Life and Annuity Company	100%

Cape Verity III, Inc.	Captive reinsurer for ALAC business	Accordia Life and Annuity Company	100%

Commonwealth Annuity and Life Insurance Company	Life insurance company	Global Atlantic (Fin) Company	100%

DBE Solar Holdco LLC	Investment vehicle	Accordia Life and Annuity Company	100%

EXL Solar HoldCo, LLC	Holds tax equity investments in solar electric generation companies	Global Atlantic Re Limited	100%

First Allmerica Financial Life Insurance Company	Life insurance company	Commonwealth Annuity and Life Insurance Company	100%

ForeLife Agency, Inc.	Holder of Texas preneed permit enabling FLIC to sell preneed life insurance in Texas	Global Atlantic (Fin) Company	100%

Forethought Life Insurance Company	Issuer of life insurance and annuities contracts	Commonwealth Annuity and Life Insurance Company	100%

GA Re Bermuda HoldCo Limited	Limited partner of GA Re US HoldCo, LP	Global Atlantic Financial Limited	100%

GA Re US HoldCo, LP	Delaware limited partnership	Global Atlantic Financial Limited	99%	GA Re Bermuda HoldCo Limited	1%

GA Risk Advisors, Inc.	General partner of Global Atlantic Risk Advisors, L.P.	Global Atlantic (Fin) Company	100%

Global Atlantic Assurance Limited	Reinsurance company	Global Atlantic Financial Limited	100%

Global Atlantic Distributors, LLC	Securities Broker-dealer registered with SEC and FINRA	Global Atlantic (Fin) Company	100%

Global Atlantic Equipment Management, LLC	Service company of transportation assets	Global Atlantic (Fin) Company	100%

Global Atlantic (Fin) Company	Intermediate holding company for L&A business of GAFGL	Global Atlantic Financial Limited	100%

Global Atlantic Financial Company	Service company and common employer for the L&A business of GAFGL	Global Atlantic (Fin) Company	100%

Global Atlantic Financial Company Bermuda Limited	Bermuda service/employing company	Global Atlantic Financial Limited	100%

Global Atlantic Financial Group Limited	Ultimate parent and holding company	The Global Atlantic Financial Group LLC	100%

Global Atlantic Financial Limited	Intermediate holding company for L&A business of GAFGL	Global Atlantic Financial Group Limited	100%

Global Atlantic Insurance Network LLC	To act as an insurance agency	Global Atlantic (Fin) Company	100%

Global Atlantic Investment Advisors, LLC	Investment advisor registered with SEC	Global Atlantic (Fin) Company	100%

Global Atlantic Re Limited	Reinsurance company	Global Atlantic Financial Limited	75%	GA Re US HoldCo, LP	25%

Global Atlantic Risk Advisors, L.P.	Reinsurance intermediary	Global Atlantic (Fin) Company	100%

Gotham Issuer, LLC	Limited liability company with limited purpose of issuing notes related to Gotham Re, Inc.	Accordia Life and Annuity Company	90%	Global Atlantic (Fin) Company	10%

Gotham Re, Inc.	Vermont special purpose financial insurance company	Accordia Life and Annuity Company	100%

KKR Group Partnership L.P.	Management equity ownership vehicle in public company	KKR & Co. Inc.	67% indirect ownership

KKR Magnolia Holdings LLC	Intermediate holding company	KKR Group Partnership L.P.	100%

NAV Solar Holdco LLC	Investment vehicle	Commonwealth Annuity and Life Insurance Company	100%

Tapioca View, LLC	Limited liability company with limited purpose of making note payments and any applicable early termination fees related to Cape Verity I, LLC	Accordia Life and Annuity Company	100%

The Global Atlantic Financial Group LLC	New holding company post KKR acquisition	KKR Magnolia Holdings LLC	61%	Third Party Investors	39%

ITEM 30.                                         INDEMNIFICATION

Article VI of the Company’s Bylaws states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys’ fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by -law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 31.                                         PRINCIPAL UNDERWRITERS

(a)  Global Atlantic Distributors, LLC acts as a principal underwriter for the following separate account investment companies:

•             VEL Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Allmerica Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-D,E,F, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Commonwealth Select Separate Account, Separate Account VA-K of Commonwealth Annuity and Life Insurance Company, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

•             Inheiritage Account, VEL II Account, Separate Account IMO, Separate Account I, Separate Account VA-K, Separate Account VA-P, Commonwealth Select Separate Account, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Separate Account SPVL, and Allmerica Select Separate Account II.

(b)   Managers and Officers of Global Atlantic Distributors, LLC

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

4 World Trade Center, 51st Floor
150 Greenwich Street
New York, NY 10007

(1)         20 Guest Street, Brighton, MA  02135

(2)         One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103

(3)         4405 Cox Road, Suite 150, Glen Allen, VA  23060

(4)         10 West Market Street, Suite 2300, Indianapolis, IN 46204

NAME	POSITION OR OFFICE WITH UNDERWRITER
Robert M. Arena, Jr. (2)	President, Manager and Chairman
Jeffrey Harpel (3)	Chief Financial Officer
Richard Vynalek (2)	Chief Compliance Officer
Samuel Ramos	General Counsel and Secretary
Jason A. Bickler	Managing Director and Designated Licensed Responsible Producer
Kelly Rutherford (2)	Senior Vice President
David Weiss (2)	Senior Vice President
Kathryn Freund	Assistant Secretary
Sarah Patterson (2)	Assistant Secretary
Jason Roach (1)	Treasurer
Justin MacNeil (1)	Assistant Treasurer
Paula Nelson (2)	Head of Distribution, Manager
Dean Siegel (2)	Vice President
Ronald Hensel (2)	Vice President
Eric Todd (4)	Manager

(c)                                  Commissions received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during 2020.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions			Compensation on Redemption			Brokerage Commissions			Other Compensation

Global Atlantic Distributors, LLC	$	[0	]*	$	[0	]	$	[0	]	$	[0	]

* Global Atlantic Distributors, LLC, in its role as Principal Underwriter, did not receive, and therefore did not retain any underwriting commissions for the fiscal year ended December 31, 2020 with regard to the Contracts.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at the Global Atlantic Financial Group office, located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103.

ITEM 33.  MANAGEMENT SERVICES

The Company provides daily unit value calculations and related services for the Company’s separate accounts.

ITEM 34.  FEE REPRESENTATION

The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Brighton, and Commonwealth of Massachusetts, on the 20th day of April, 2021.

SEPARATE ACCOUNT VA-K OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	/s/ Sarah M. Patterson
Sarah M. Patterson, Managing Director, General Counsel of Individual Markets, and Assistant Secretary

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	/s/ Sarah M. Patterson
Sarah M. Patterson, Managing Director, General Counsel of Individual Markets, and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

Robert Arena*	Director, Chairman of the Board and President (principal executive officer)	April 20, 2021

David Jacoby*	Director, Chief Financial Officer (principal financial and accounting officer) and Treasurer

Hanben Kim Lee*	Director and Executive Vice President

Eric D. Todd*	Director and Managing Director

David Wilken*	Director

*Sarah M. Patterson, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney duly executed by such persons.

/s/ Sarah M. Patterson
Sarah M. Patterson, Attorney-in-Fact

(033-39702) ExecAnnuity Plus/CWA Annuity Advantage

EXHIBIT TABLE

(k)	Opinion and Consent of Sarah M. Patterson, Managing Director, General Counsel of Individual Markets and Assistant Secretary.

(l)	Consent of Independent Registered Public Accounting Firm.

(99)(b)	Power of Attorney for David Jacoby.